                                                                    EXHIBIT 10.1

                              AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP

                                       OF

                            MAGUIRE PROPERTIES, L.P.

                               TABLE OF CONTENTS

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ARTICLE 1. DEFINED TERMS....................................................................       1
           Section 1.1     Definitions......................................................       1
           Section 1.2     Rules of Construction............................................      15

ARTICLE 2. ORGANIZATIONAL MATTERS...........................................................      15
           Section 2.1     Organization.....................................................      15
           Section 2.2     Name.............................................................      15
           Section 2.3     Registered Office and Agent; Principal Office....................      15
           Section 2.4     Power of Attorney................................................      16
           Section 2.5     Term.............................................................      17

ARTICLE 3. PURPOSE..........................................................................      17
           Section 3.1     Purpose and Business.............................................      17
           Section 3.2     Powers...........................................................      17
           Section 3.3     Partnership Only for Purposes Specified..........................      18
           Section 3.4     Representations and Warranties by the Parties....................      18
           Section 3.5     Certain ERISA Matters............................................      20

ARTICLE 4. CAPITAL CONTRIBUTIONS............................................................      20
           Section 4.1     Capital Contributions of the Partners............................      20
           Section 4.2     Loans by Third Parties...........................................      21
           Section 4.3     Additional Funding and Capital Contributions.....................      21
           Section 4.4     Other Contribution Provisions....................................      23
           Section 4.5     No Preemptive Rights.............................................      23

ARTICLE 5. DISTRIBUTIONS....................................................................      24
           Section 5.1     Requirement and Characterization of Distributions................      24
           Section 5.2     Distributions in Kind............................................      24
           Section 5.3     Distributions Upon Liquidation...................................      24
           Section 5.4     Distributions to Reflect Issuance of Additional Partnership
                                Interests...................................................      24

ARTICLE 6. ALLOCATIONS......................................................................      25
           Section 6.1     Timing and Amount of Allocations of Net Income and Net
                            Loss............................................................      25
           Section 6.2     General Allocations..............................................      25
           Section 6.3     Additional Allocation Provisions.................................      26
           Section 6.4     Tax Allocations..................................................      28

ARTICLE 7. MANAGEMENT AND OPERATIONS OF BUSINESS............................................      29
           Section 7.1     Management.......................................................      29
           Section 7.2     Certificate of Limited Partnership...............................      33
           Section 7.3     Restrictions on General Partner's Authority......................      33
           Section 7.4     Reimbursement of the General Partner.............................      34
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           Section 7.5     Outside Activities of the General Partner........................      36
           Section 7.6     Contracts with Affiliates........................................      37
           Section 7.7     Indemnification..................................................      37
           Section 7.8     Liability of the General Partner.................................      39
           Section 7.9     Other Matters Concerning the General Partner.....................      40
           Section 7.10    Title to Partnership Assets......................................      41
           Section 7.11    Reliance by Third Parties........................................      41

ARTICLE 8. RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS.......................................      42
           Section 8.1     Limitation of Liability..........................................      42
           Section 8.2     Management of Business...........................................      42
           Section 8.3     Outside Activities of Limited Partners...........................      42
           Section 8.4     Return of Capital................................................      42
           Section 8.5     Rights of Limited Partners Relating to the Partnership...........      43
           Section 8.6     Redemption Rights................................................      43

ARTICLE 9. BOOKS, RECORDS, ACCOUNTING AND REPORTS...........................................      46
           Section 9.1     Records and Accounting...........................................      46
           Section 9.2     Fiscal Year......................................................      47
           Section 9.3     Reports..........................................................      47
           Section 9.4     Nondisclosure of Certain Information.............................      47

ARTICLE 10. TAX MATTERS.....................................................................      47
           Section 10.1    Preparation of Tax Returns.......................................      47
           Section 10.2    Tax Elections....................................................      48
           Section 10.3    Tax Matters Partner..............................................      48
           Section 10.4    Organizational Expenses..........................................      49
           Section 10.5    Withholding......................................................      49

ARTICLE 11. TRANSFERS AND WITHDRAWALS.......................................................      50
           Section 11.1    Transfer.........................................................      50
           Section 11.2    Transfer of General Partner's Partnership Interest...............      50
           Section 11.3    Limited Partners' Rights to Transfer.............................      51
           Section 11.4    Substituted Limited Partners.....................................      53
           Section 11.5    Assignees........................................................      53
           Section 11.6    General Provisions...............................................      54

ARTICLE 12. ADMISSION OF PARTNERS...........................................................      56
           Section 12.1    Admission of Successor General Partner...........................      56
           Section 12.2    Admission of Additional Limited Partners.........................      56
           Section 12.3    Amendment of Agreement and Certificate of Limited
                                Partnership.................................................      57

ARTICLE 13. DISSOLUTION AND LIQUIDATION.....................................................      57
           Section 13.1    Dissolution......................................................      57
           Section 13.2    Winding Up.......................................................      58
           Section 13.3    Capital Contribution Obligation..................................      59
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                                       ii
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           Section 13.4    Compliance with Timing Requirements of Regulations...............      59
           Section 13.5    Deemed Distribution and Recontribution...........................      60
           Section 13.6    Rights of Limited Partners.......................................      60
           Section 13.7    Notice of Dissolution............................................      60
           Section 13.8    Cancellation of Certificate of Limited Partnership...............      60
           Section 13.9    Reasonable Time for Winding-Up...................................      60
           Section 13.10   Waiver of Partition..............................................      61

ARTICLE 14. AMENDMENT OF PARTNERSHIP AGREEMENT; CONSENTS....................................      61
           Section 14.1    Amendments.......................................................      61
           Section 14.2    Action by the Partners...........................................      61

ARTICLE 15. GENERAL PROVISIONS..............................................................      62
           Section 15.1    Addresses and Notice.............................................      62
           Section 15.2    Titles and Captions..............................................      62
           Section 15.3    Pronouns and Plurals.............................................      62
           Section 15.4    Further Action...................................................      62
           Section 15.5    Binding Effect...................................................      62
           Section 15.6    Creditors........................................................      63
           Section 15.7    Waiver...........................................................      63
           Section 15.8    Counterparts.....................................................      63
           Section 15.9    Applicable Law...................................................      63
           Section 15.10   Invalidity of Provisions.........................................      63
           Section 15.11   Entire Agreement.................................................      63
           Section 15.12   No Rights as Stockholders........................................      63
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                                       iii

                              AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                            MAGUIRE PROPERTIES, L.P.

                  THIS AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP, dated as of June 27, 2003, is entered into by and among Maguire Properties, Inc., a Maryland corporation (the "Company"), as the General Partner and the Persons whose names are set forth on Exhibit A attached hereto, as the Limited Partners, together with any other Persons who become Partners in the Partnership as provided herein.

                  WHEREAS, the limited partnership was formed on June 26, 2002 and an original agreement of limited partnership was entered into between the Company, as general partner, and Robert F. Maguire III, as limited partner;

                  WHEREAS, the Company proposes to effect a public offering of its common stock and to contribute the net proceeds from the public offering to the Partnership, to cause the Partnership to acquire direct and indirect interests in certain office properties and other assets, and to cause the Partnership to enter into certain financing transactions;

                  WHEREAS, the Partnership will issue Partnership Interests to the Company and other persons in connection with the foregoing transactions;

                  WHEREAS, upon the completion of the foregoing transactions, the Partnership shall return the original capital contributions made by the Company and Mr. Maguire, and any ongoing interest in the Partnership of the Company and Mr. Maguire shall be based on their respective contributions as contemplated below;

                  WHEREAS, by virtue of their respective execution of this Agreement the Company and Mr. Maguire hereby consent to the amendment and restatement of the original agreement of limited partnership;

                  NOW, THEREFORE, BE IT RESOLVED, that for good and adequate consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE 1.
                                  DEFINED TERMS

Section 1.1 Definitions.

                  The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

                  "Act" means the Maryland Revised Uniform Limited Partnership Act, as it may be amended from time to time, and any successor to such statute.

                  "Additional Funds" shall have the meaning set forth in
Section 4.3.A.

                  "Additional Limited Partner" means a Person admitted to the Partnership as a Limited Partner pursuant to Section 12.2 and who is shown as such on the books and records of the Partnership.

                  "Adjusted Capital Account Deficit" means, with respect to any Partner, the deficit balance, if any, in such Partner's Capital Account as of the end of the relevant fiscal year, after giving effect to the following adjustments:

                  (i) decrease such deficit by any amounts which such Partner is obligated to restore pursuant to this Agreement or is deemed to be obligated to restore pursuant to Regulations Section 1.704-l(b)(2)(ii)(c) or the penultimate sentence of each of Regulations Sections 1.704-2(i)(5) and 1.704-2(g); and

                  (ii) increase such deficit by the items described in Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) and
                           (6).

                  The foregoing definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Regulations Section
1.704-l(b)(2)(ii)(d) and shall be interpreted consistently therewith.

                  "Adjustment Date" means, with respect to any Capital Contribution, the close of business on the Business Day last preceding the date of the Capital Contribution, provided, that if such Capital Contribution is being made by the General Partner in respect of the proceeds from the issuance of REIT Shares (or the issuance of the General Partner's securities exercisable for, convertible into or exchangeable for REIT Shares), then the Adjustment Date shall be as of the close of business on the Business Day last preceding the date of the issuance of such securities.

                  "Affiliate" means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with such Person. Control of any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agreed Value" means (i) in the case of any Contributed Property set forth in Exhibit A and as of the time of its contribution to the Partnership, the Agreed Value of such property as set forth in Exhibit A; (ii) in the case of any Contributed Property not set forth in Exhibit A and as of the time of its contribution to the Partnership, the fair market value of such property or other consideration as determined by the General Partner, reduced by any liabilities either assumed by the Partnership upon such contribution or to which such property is subject when contributed; and (iii) in the case of any property distributed to a Partner by the Partnership, the fair market value of such property as determined by the General Partner at the time such property is distributed, reduced by any liabilities either assumed by such Partner upon such distribution or to which such property is subject at the time of the distribution as determined under Section 752 of the Code and the Regulations thereunder.

                  "Agreement" means this Amended and Restated Agreement of Limited Partnership, as it may be amended, modified, supplemented or restated from time to time.

                  "Appraisal" means with respect to any assets, the opinion of an independent third party experienced in the valuation of similar assets, selected by the General Partner in good faith; such opinion may be in the form of an opinion by such independent third party that the value for such property or asset as set by the General Partner is fair, from a financial point of view, to the Partnership.

                  "Assignee" means a Person to whom one or more Partnership Units have been transferred in a manner permitted under this Agreement, but who has not become a Substituted Limited Partner, and who has the rights set forth in Section 11.5.

                  "Available Cash" means, with respect to any period for which such calculation is being made,

                  (i)      the sum of:

                           a. the Partnership's Net Income or Net Loss (as the case may be) for such period,

                           b. Depreciation and all other noncash charges deducted in determining Net Income or Net Loss for such period,

                           c. the amount of any reduction in reserves of the Partnership referred to in clause (ii)(f) below (including, without limitation, reductions resulting because the General Partner determines such amounts are no longer necessary),

                           d. the excess of the net proceeds from the sale, exchange, disposition, or refinancing of Partnership property for such period over the gain (or loss, as the case may be) recognized from any such sale, exchange, disposition, or refinancing during such period (excluding any sale or other disposition of all or substantially all of the assets of the Partnership or a related series of transactions that, taken together, result in the sale or other disposition of all or substantially all of the assets of the Partnership), and

                           e. all other cash received by the Partnership for such period that was not included in determining Net Income or Net Loss for such period;

                  (ii)     less the sum of:

                           a. all principal debt payments made during such period by the Partnership,

                           b. capital expenditures made by the Partnership during such period,

                           c. investments in any entity (including loans made thereto) to the extent that such investments are not otherwise described in clauses (ii)(a) or (b),

                           d. all other expenditures and payments not deducted in determining Net Income or Net Loss for such period,

                           e. any amount included in determining Net Income or Net Loss for such period that was not received by the Partnership during such period,

                           f. the amount of any increase in reserves established during such period which the General Partner determines are necessary or appropriate in its sole and absolute discretion, and

                           g. the amount of any working capital accounts and other cash or similar balances which the General Partner determines to be necessary or appropriate in its sole and absolute discretion.

                  Notwithstanding the foregoing, Available Cash shall not include any cash received or reductions in reserves, or take into account any disbursements made or reserves, established, after commencement of the dissolution and liquidation of the Partnership.

                  "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to be closed.

                  "Capital Account" means, with respect to any Partner, the Capital Account maintained for such Partner in accordance with the following provisions:

                  (a) To each Partner's Capital Account there shall be added such Partner's Capital Contributions, such Partner's share of Net Income and any items in the nature of income or gain which are specially allocated pursuant to Section 6.3, and the amount of any Partnership liabilities assumed by such Partner or which are secured by any property distributed to such Partner.

                  (b) From each Partner's Capital Account there shall be subtracted the amount of cash and the Gross Asset Value of any property distributed to such Partner pursuant to any provision of this Agreement, such Partner's distributive share of Net Losses and any items in the nature of expenses or losses which are specially allocated pursuant to Section 6.3, and the amount of any liabilities of such Partner assumed by the Partnership or which are secured by any property contributed by such Partner to the Partnership (except to the extent already reflected in the amount of such Partner's Capital Contribution).

                  (c) In the event any interest in the Partnership is transferred in accordance with the terms of this Agreement (which does not result in a termination of the Partnership for federal income tax purposes), the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred interest.

                  (d) In determining the amount of any liability for purposes of subsections (a) and (b) hereof, there shall be taken into account Code Section 752(c) and any other applicable provisions of the Code and Regulations.

                  (e) The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations Sections 1.704-l(b) and 1.704-2, and shall be interpreted and applied in a manner consistent with such Regulations, in the event the General Partner shall determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto (including, without limitation, debits or credits relating to liabilities which are secured by contributed or distributed property or which are assumed by the Partnership, the General Partner, or the Limited Partners) are computed in order to comply with such Regulations, the General Partner may make such modification, provided that it is not likely to have a material effect on the amounts distributable to any Person pursuant to Article 13 of this Agreement upon the dissolution of the Partnership. The General Partner also shall (i) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Partners and the amount of Partnership capital reflected on the Partnership's balance sheet, as computed for book purposes, in accordance with Regulations Section 1.704-1(b)(2)(iv)(q), and (ii) make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Regulations Section 1.704-1(b) or Section
1.704-2.

                  "Capital Contribution" means, with respect to any Partner, the amount of money and the initial Gross Asset Value of any property (other than money) contributed to the Partnership by such Partner (net of any liabilities assumed by the Partnership relating to such property and any liability to which such property is subject).

                  "Cash Amount" means, with respect to any Partnership Units subject to a Redemption, an amount of cash equal to the Deemed Partnership Interest Value attributable to such Partnership Units.

                  "Certificate" means the Certificate of Limited Partnership relating to the Partnership filed in the office of the Maryland State Department of Assessments and Taxation on June 26, 2002, as amended from time to time in accordance with the terms and the Act.

                  "Charter" means the Articles of Incorporation of the General Partner filed with the Maryland State Department of Assessments and Taxation on June 26, 2002, as amended or restated from time to time.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time or any successor statute thereto. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of future law.

                  "Consent" means the consent to, approval of, or vote on a proposed action by a Partner given in accordance with Article 14.

                  "Consent of the Limited Partners" means the Consent of a Majority in Interest of the Limited Partners, which Consent shall be obtained prior to the taking of any action for which it is required by this Agreement and may be given or withheld by a Majority in Interest of the Limited Partners, unless otherwise expressly provided herein, in their sole and absolute discretion.

                  "Consent of the Partners" means the Consent of Partners holding Percentage Interests that in the aggregate are equal to or greater than fifty percent (50%) of the aggregate Percentage Interests of all Partners, which consent shall be obtained prior to the taking of any action for which it is required by this Agreement and may be given or withhold by such Partners, in their sole and absolute discretion

                  "Constructively Own" means ownership under the constructive ownership rules described in Exhibit C.

                  "Contributed Property" means each property or other asset, in such form as may be permitted by the Act, but excluding cash, contributed or deemed contributed to the Partnership (or, to the extent provided in applicable Regulations, deemed contributed to the Partnership on termination and reconstitution thereof pursuant to Section 708 of the Code).

                  "Debt" means, as to any Person, as of any date of determination, (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services; (ii) all amounts owed by such Person to banks or other Persons in respect of reimbursement obligations under letters of credit, surety bonds, guarantees and other similar instruments guaranteeing payment or other performance of obligations by such Person; (iii) all indebtedness for borrowed money or for the deferred purchase price of property or services secured by any lien on any property owned by such Person, to the extent attributable to such Person's interest in such property, even though such Person has not assumed or become liable for the payment thereof; and
(iv) lease obligations of such Person which, in accordance with generally accepted accounting principles, should be capitalized.

                  "Deemed Partnership Interest Value" means, as of any date with respect to any class of Partnership Interests, the Deemed Value of the Partnership Interests of such class multiplied by the applicable Partner's Percentage Interest of such class.

                  "Deemed Value of the Partnership Interests" means, as of any date with respect to any class or series of Partnership Interests, (i) the total number of Partnership Units of the General Partner in such class or series of Partnership Interests (as provided for in Sections 4.1 and 4.3.B) issued and outstanding as of the close of business on such date multiplied by the Fair Market Value determined as of such date of a share of capital stock of the General Partner which corresponds to such class or series of Partnership Interests, as adjusted (x) pursuant to Section 7.5 (in the event the General Partner acquires material assets, other than on behalf of the Partnership) and
(y) for stock dividends and distributions, stock splits and subdivisions, reverse stock splits and combinations, distribution of warrants or options and distributions of evidences of indebtedness or assets not received by the General Partner pursuant to a pro rata distribution by the Partnership; (ii) divided by the Percentage Interest of the General Partner in such class or series of Partnership Interests on such date; provided, that if no outstanding shares of capital stock of the General Partner correspond to a class of series of Partnership Interests, the Deemed Value of the Partnership Interests with respect to such class or series shall be equal to an amount reasonably determined by the General Partner.

                  "Depreciation" means, for each fiscal year or other period, an amount equal to the depreciation, amortization or other cost recovery deduction allowable with respect to an asset for such year or other period, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or other period, Depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization or other cost recovery deduction for such year or other period bears to such beginning adjusted tax basis; provided, however, that if the federal income tax depreciation, amortization or other cost recovery deduction for such year is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the General Partner.

                  "Effective Date" means the date of closing of the initial public offering of REIT Shares upon which date contributions set forth on Exhibit A shall become effective.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                  "Fair Market Value" means, with respect to any share of capital stock of the General Partner, the average of the daily market price for the ten (10) consecutive trading days immediately preceding the date with respect to which "Fair Market Value" must be determined hereunder or, if such date is not a Business Day, the immediately preceding Business Day. The market price for each such trading day shall be: (i) if such shares are listed or admitted to trading on any securities exchange or the Nasdaq National Market, the closing price, regular way, on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices on such day, (ii) if such shares are not listed or admitted to trading on any securities exchange or the Nasdaq National Market, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by the General Partner, or (iii) if such shares are not listed or admitted to trading on any securities exchange or the Nasdaq National Market and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reliable quotation source designated by the General Partner, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than ten (10) days prior to the date in question) for which prices have been so reported; provided that, if there are no bid and asked prices reported during the ten (10) days prior to the date in question, the Fair Market Value of such shares shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate. In the event the REIT Shares Amount for such shares includes rights that a holder of such shares would be entitled to receive, then the Fair Market Value of such rights shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate; and provided, further that, in connection with determining the Deemed Value of the Partnership Interests for purposes of determining the number of additional Partnership Units issuable upon a Capital Contribution funded by an underwritten public offering of shares of capital stock of the General Partner, the Fair Market Value of such shares shall be the public offering price per share of such class of capital stock sold. Notwithstanding the foregoing, the General Partner in its reasonable discretion may use a different "Fair Market Value" for purposes of making the determinations under subparagraph (b) of the definition of "Gross Asset Value" and Section 4.3.C in connection with the contribution of Property to the Partnership by a third party, provided such value shall be based upon the value per REIT Share (or per Partnership Unit) agreed upon by the General Partner and such third party for purposes of such contribution.

                  "General Partner" means the Company or its successor as general partner of the Partnership.

                  "General Partner Interest" means a Partnership Interest held by the General Partner. A General Partner Interest may be expressed as a number of Partnership Units.

                  "Gross Asset Value" means, with respect to any asset, the asset's adjusted basis for federal income tax purposes, except as follows:

                  (a) The initial Gross Asset Value of any asset contributed by a Partner to the Partnership shall be the gross fair market value of such asset, as determined by the contributing Partner and the General Partner (as set forth on Exhibit A attached hereto, as such Exhibit may be amended from time to time); provided, that if the contributing Partner is the General Partner then, except with respect to the General Partner's initial Capital Contribution which shall be determined as set forth on Exhibit A, the determination of the fair market value of the contributed asset shall be determined (i) by the price paid by the General Partner if the asset is acquired by the General Partner contemporaneously with its contribution to the Partnership, (ii) by Appraisal, if otherwise acquired by the General Partner, (iii) by the amount of cash if the asset is cash, and (iv) as reasonably determined by the General Partner if the asset is REIT Shares or other shares of capital stock of the Company.

                  (b) The Gross Asset Values of all Partnership assets shall be adjusted to equal their respective gross fair market values, as determined by the General Partner using such reasonable method of valuation as it may adopt, provided, however, that for such purpose, the net value of all of the Partnership assets, in the aggregate, shall be equal to the Deemed Value of the Partnership Interests of all classes of Partnership Interests then outstanding, regardless of the method of valuation adopted by the General Partner, immediately prior to the times listed below:

                  (i) the acquisition of an additional interest in the Partnership by a new or existing Partner in exchange for more than a de minimis Capital Contribution, if the General Partner reasonably determines that such adjustment is necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership;

                  (ii) the distribution by the Partnership to a Partner of more than a de minimis amount of Partnership property as consideration for an interest in the Partnership if the General Partner reasonably determines that such adjustment is necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership;

                  (iii) the liquidation of the Partnership within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g); and

                  (iv) at such other times as the General Partner shall reasonably determine necessary or advisable in order to comply with Regulations Sections 1.704-l(b) and 1.704-2.

                  (c) The Gross Asset Value of any Partnership asset distributed to a Partner shall be the gross fair market value of such asset on the date of distribution as determined by the distributee and the General Partner, or if the distributee and the General Partner cannot agree on such a determination, by Appraisal.

                  (d) The Gross Asset Values of Partnership assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-l(b)(2)(iv)(m); provided, however, that Gross Asset Values shall not be adjusted pursuant to this subparagraph (d) to the extent that the General Partner reasonably determines that an adjustment pursuant to subparagraph (b) is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this subparagraph (d).

                  (e) If the Gross Asset Value of a Partnership asset has been determined or adjusted pursuant to subparagraph (a), (b) or (d), such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Net Income and Net Losses.

                  "Holder" means either the Partner or Assignee owning a Partnership Unit.

                  "Immediate Family" means, with respect to any natural Person, such natural Person's estate or heirs or current spouse or former spouse, parents, parents-in-law, children (whether natural, adopted or by marriage), siblings and grandchildren and any trust or estate, all of the beneficiaries of which consist of such Person or such Person's spouse, or former spouse, parents, parents-in-law, children, siblings or grandchildren.

                  "Incapacity" or "Incapacitated" means, (i) as to any individual Partner, death, total physical disability or entry by a court of competent jurisdiction adjudicating him or her incompetent to manage his or her Person or his or her estate; (ii) as to any corporation which is a Partner, the filing of a certificate of dissolution, or its equivalent, for the corporation or the revocation of its charter; (iii) as to any partnership which is a Partner, the dissolution and commencement of winding up of the partnership; (iv) as to any estate which is a Partner, the distribution by the fiduciary of the estate's entire interest in the Partnership; (v) as to any trustee of a trust which is a Partner, the termination of the trust (but not the substitution of a new trustee); or (vi) as to any Partner, the bankruptcy of such Partner. For purposes of this definition, bankruptcy of a Partner shall be deemed to have occurred when (a) the Partner commences a voluntary proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or other similar law now or hereafter in effect, (b) the Partner is adjudged as bankrupt or insolvent, or a final and nonappealable order for relief under any bankruptcy, insolvency or similar law now or hereafter in effect has been entered against the Partner, (c) the Partner executes and delivers a general assignment for the benefit of the Partner's creditors, (d) the Partner files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the Partner in any proceeding of the nature described in clause (b) above, (e) the Partner seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator for the Partner or for all or any substantial part of the Partner's properties, (f) any proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or other similar law now or hereafter in effect has not been dismissed within 120 days after the commencement thereof, (g) the appointment without the Partner's consent or acquiescence of a trustee, receiver or liquidator has not been vacated or stayed within 90 days of such appointment, or (h) an appointment referred to in clause (g) is not vacated within 90 days after the expiration of any such stay.

                  "Indemnitee" means (i) any Person made a party to a proceeding by reason of his or her status as (A) the General Partner or (B) a director or officer, employee or agent of the Partnership or the General Partner, and (ii) such other Persons (including Affiliates of the General Partner or the Partnership) as the General Partner may designate from time to time (whether before or after the event giving rise to potential liability), in its sole and absolute discretion.

                  "IRS" means the Internal Revenue Service, which administers the internal revenue laws of the United States.

                  "Limited Partner" means any Person named as a Limited Partner in Exhibit A attached hereto, as such Exhibit may be amended from time to time, or any Substituted Limited Partner or Additional Limited Partner, in such Person's capacity as a Limited Partner in the Partnership.

                  "Limited Partner Interest" means a Partnership Interest of a Limited Partner representing a fractional part of the Partnership Interests of all Limited Partners and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. A Limited Partner Interest may be expressed as a number of Partnership Units.

                  "Liquidating Event" shall have the meaning set forth in
Section 13.1.

                   "Liquidator" shall have the meaning set forth in
Section 13.2.A.

                  "Majority in Interest of the Limited Partners" means Limited Partners (other than any Limited Partner fifty percent (50%) or more of whose equity is owned, directly or indirectly, by the General Partner) holding in the aggregate Percentage Interests that are greater than fifty percent (50%) of the aggregate Percentage Interests of all Limited Partners (other than any Limited Partner fifty percent (50%) or more of whose equity is owned, directly or indirectly, by the General Partner).

                  "Net Income" or "Net Loss" means for each fiscal year of the Partnership, an amount equal to the Partnership's taxable income or loss for such fiscal year, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain loss, or deduction required to be stated separately pursuant to Code Section 703(a)(l) shall be included in taxable income or loss), with the following adjustments:

                  (a) Any income of the Partnership that is exempt from federal income tax and not otherwise taken into account in computing Net Income or Net Loss pursuant to this definition of Net Income or Net Loss shall be added to such taxable income or loss;

                  (b)      Any expenditures of the Partnership described in Code
Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Regulations Section 1.704-l(b)(2)(iv)(i), and not otherwise taken into account in computing Net Income or Net Loss pursuant to this definition of Net Income or Net Loss shall be subtracted from such taxable income or loss;

                  (c) In the event the Gross Asset Value of any Partnership asset is adjusted pursuant to subparagraph (b) or subparagraph (c) of the definition of Gross Asset Value, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Net Income or Net Loss;

                  (d) Gain or loss resulting from any disposition of property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;

                  (e) In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such fiscal year;

                  (f) To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Code Section 734(b) or Code Section 743(b) is required pursuant to Regulations Section 1.704-l(b)(2)(iv)(m)(4) to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Partner's interest in the Partnership, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset) from the disposition of the asset and shall be taken into account for purposes of computing Net Income or Net Loss; and

                  (g) Notwithstanding any other provision of this definition of Net Income or Net Loss, any items which are specially allocated pursuant to Section 6.3 shall not be taken into account in computing Net Income or Net Loss. The amounts of the items of Partnership income, gain, loss, or deduction available to be specially allocated pursuant to Section 6.3 shall be determined by applying rules analogous to those set forth in this definition of Net Income or Net Loss.

                  "New Securities" means (i) any rights, options, warrants or convertible or exchangeable securities having the right to subscribe for or purchase REIT Shares or other shares of capital stock of the General Partner, excluding in each case, grants under any Stock Plan, or (ii) any Debt issued by the General Partner that provides any of the rights described in clause (i).

                  "Nonrecourse Deductions" shall have the meaning set forth in Regulations Section 1.704-2(b)(l), and the amount of Nonrecourse Deductions for a Partnership Year shall be determined in accordance with the rules of Regulations Section 1.704-2(c).

                  "Nonrecourse Liability" shall have the meaning set forth in Regulations Section 1.752-l(a)(2).

                  "Notice of Redemption" means the Notice of Redemption substantially in the form of Exhibit B to this Agreement.

                  "Option Agreement Effective Date" means the date the Partnership acquires an Option Interest pursuant to the respective Option Agreement in exchange for Partnership Units.

                  "Option Agreements" means those certain option agreements by and between the Partnership and Affiliates of Robert F. Maguire III, whereby such entities granted the Partnership an option to acquire the Option Interests.

                  "Option Interests" means those certain properties or interests in entities which own certain real property.

                  "Partner" means a General Partner or a Limited Partner, and "Partners" means the General Partner and the Limited Partners.

                  "Partner Minimum Gain" means an amount, with respect to each Partner Nonrecourse Debt, equal to the Partnership Minimum Gain that would result if such Partner Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Regulations Section 1.704-2(i)(3).

                  "Partner Nonrecourse Debt" shall have the meaning set forth in Regulations Section 1.704-2(b)(4).

                  "Partner Nonrecourse Deductions" shall have the meaning set forth in Regulations Section 1.704-2(i)(2), and the amount of Partner Nonrecourse Deductions with respect to a Partner Nonrecourse Debt for a Partnership Year shall be determined in accordance with the rules of Regulations
Section 1.704-2(i)(2).

                  "Partnership" means the limited partnership formed under the Act and pursuant to this Agreement, and any successor thereto.

                  "Partnership Interest" means, an ownership interest in the Partnership of either a Limited Partner or the General Partner and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. There may be one or more classes or series of Partnership Interests as provided in Section
4.3. A Partnership Interest may be expressed as a number of Partnership Units. Unless otherwise expressly provided for by the General Partner at the time of the original issuance of any Partnership Interests, all Partnership Interests (whether of a Limited Partner or a General Partner) shall be of the same class or series.

                  "Partnership Minimum Gain" shall have the meaning set forth in Regulations Section 1.704-2(b)(2), and the amount of Partnership Minimum Gain, as well as any net increase or decrease in Partnership Minimum Gain, for a Partnership Year shall be determined in accordance with the rules of Regulations
Section 1.704-2(d).

                  "Partnership Record Date" means the record date established by the General Partner for the distribution of Available Cash pursuant to Section
5.1 which record date shall be the same as the record date established by the General Partner for a distribution to its stockholders of some or all of its portion of such distribution.

                  "Partnership Unit" means, with respect to any class of Partnership Interest, a fractional, undivided share of such class of Partnership Interest issued pursuant to Sections 4.1 and 4.3. The ownership of Partnership Units may be evidenced by a certificate for units substantially in the form of Exhibit D hereto or as the General Partner may determine with respect to any class of Partnership Units issued from time to time under Section 4.1 and 4.3.

                  "Partnership Year" means the fiscal year of the Partnership, which shall be the calendar year.

                  "Percentage Interest" means, as to a Partner holding a class or series of Partnership Interests, its interest in such class or series as determined by dividing the Partnership Units of such class or series owned by such Partner by the total number of Partnership Units of such class then outstanding as specified in Exhibit A attached hereto, as such Exhibit may be amended from time to time. If the Partnership issues more than one class or series of Partnership Interests, the interest in the Partnership among the classes or series of Partnership Interests shall be determined as set forth in the amendment to the Partnership Agreement setting forth the rights and privileges of such additional classes or series of Partnership Interest, if any, as contemplated by Section 4.3.C.

                  "Person" means an individual or a corporation, partnership, limited liability company, trust, unincorporated organization, association or other entity.

                  "Plan Asset Regulation" means the regulations promulgated by the United States Department of Labor in Title 29, Code of Federal Regulations,
Part 2510, Section 101.3, and any successor regulations thereto.

                  "Pledge" shall have the meaning set forth in Section 11.3.A.

                  "Properties" means such interests in real property and personal property including without limitation, fee interests, interests in ground leases, interests in joint ventures, interests in mortgages, and Debt instruments as the Partnership may hold from time to time.

                  "Qualified REIT Subsidiary" means any Subsidiary of the General Partner that is a "qualified REIT subsidiary" within the meaning of
Section 856(i) of the Code.

                  "Qualified Transferee" means an "Accredited Investor" as such term is defined in Rule 501 promulgated under the Securities Act.

                  "Redemption" shall have the meaning set forth in Section
8.6.A.

                  "Regulations" means the Income Tax Regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

                  "Regulatory Allocations" shall have the meaning set forth in
Section 6.3.A(viii).

                  "REIT" means a real estate investment trust under Section 856 of the Code.

                  "REIT Requirements" shall have the meaning set forth in
Section 5.1.

                  "REIT Share" means a share of common stock of the General Partner.

                  "REIT Shares Amount" means, as of any date, an aggregate number of REIT Shares equal to the number of Tendered Units, as adjusted (x) pursuant to Section 7.5 (in the event the General Partner acquires material assets, other than on behalf of the Partnership) and (y) for stock dividends and distributions, stock splits and subdivisions, reverse stock splits and combinations, distributions of rights, warrants or options, and distributions of evidences of indebtedness or assets relating to assets not received by the General Partner pursuant to a pro rata distribution by the Partnership.

                  "ROFO Agreement Effective Date" means the date the Partnership acquires the ROFO Interest pursuant to the ROFO Agreement in exchange for Partnership Units.

                  "ROFO Agreement" means that certain Right of First Offer Agreements by and between the Partnership and Affiliates of Robert F. Maguire III, whereby such entities granted the Partnership the right to acquire the ROFO Interests.

                  "ROFO Interests" means those certain properties or interests in entities which own certain real property described in the ROFO Agreement.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder and any successor statute thereto.

                  "Securities Exchange Act" means the Securities Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder and any successor statute thereto.

                  "Specified Redemption Date" means the day of receipt by the General Partner of a Notice of Redemption.

                  "Stock Plan" means any stock incentive, stock option, stock ownership or employee benefits plan of the General Partner.

                  "Subsidiary" means, with respect to any Person, any corporation, partnership, limited liability company, joint venture or other entity of which a majority of (i) the voting power of the voting equity securities or (ii) the outstanding equity interests is owned, directly or indirectly, by such Person.

                  "Subsidiary Partnership" means any partnership or limited liability company that is a Subsidiary of the Partnership.

                  "Substituted Limited Partner" means a Person who is admitted as a Limited Partner to the Partnership pursuant to Section 11.4.

                  "Surviving Partnership" shall have the meaning set forth in
Section 11.2.B(2).

                  "Tax Items" shall have the meaning set forth in Section 6.4.A.

                  "Tenant" means any tenant from which the General Partner derives rent either directly or indirectly through partnerships, including the Partnership.

                  "Tendered Units" shall have the meaning set forth in Section 8.6.A.

                  "Tendering Partner" shall have the meaning set forth in
Section 8.6.A.

                  "Termination Transaction" shall have the meaning set forth in
Section 11.2.B.

Section 1.2 Rules of Construction

                  Unless otherwise indicated, all referenced herein to "REIT," "REIT Requirements." "REIT Shares" and "REIT Shares Amount" with respect to the General Partner shall apply only with reference to the Company.

                                   ARTICLE 2.
                             ORGANIZATIONAL MATTERS

Section 2.1 Organization

                  The Partnership is a limited partnership formed pursuant to the provisions of the Act and upon the terms and conditions set forth in this Agreement. Except as expressly provided herein, the rights and obligations of the Partners and the administration and termination of the Partnership shall be governed by the Act. The Partnership Interest of each Partner shall be personal property for all purposes.

Section 2.2 Name

                  The name of the Partnership is Maguire Properties, L.P. The Partnership's business may be conducted under any other name or names deemed advisable by the General Partner, including the name of the General Partner or any Affiliate thereof. The words "Limited Partnership," "L.P.," "Ltd." or similar words or letters shall be included in the Partnership's name where necessary for the purposes of complying with the laws of any jurisdiction that so requires. The General Partner in its sole and absolute discretion may change the name of the Partnership at any time and from time to time and shall notify the Limited Partners of such change in the next regular communication to the Limited Partners.

Section 2.3 Registered Office and Agent: Principal Office

                  The name and address of the registered office and registered agent of the Partnership in the State of Maryland are James J. Hanks, Jr., care of Venable, Baetjer and Howard, LLP, 1800 Mercantile Bank & Trust Bldg., 2 Hopkins Plaza, Baltimore, MD 21202. The address of the principal office of the Partnership in the State of Maryland is c/o Venable, Baetjer and Howard, LLP at such address. The principal office of the Partnership is located at 555 West Fifth Street, Suite 5000, Los Angeles, California 90013, or such other place as the General Partner may from time to time designate by notice to the Limited Partners. The Partnership may maintain offices at such other place or places within or outside the State of Maryland as the General Partner deems advisable.

Section 2.4 Power of Attorney

         A. Each Limited Partner and each Assignee constitutes and appoints the General Partner, any Liquidator, and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead to:

                  (1) execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (a) all certificates, documents and other instruments (including, without limitation, this Agreement and the Certificate and all amendments or restatements thereof) that the General Partner or the Liquidator deems appropriate or necessary to form, qualify or continue the existence or qualification of the Partnership as a limited partnership (or a partnership in which the Limited Partners have limited liability) in the State of Maryland and in all other jurisdictions in which the Partnership may conduct business or own property; (b) all instruments that the General Partner or any Liquidator deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement in accordance with its terms; (c) all conveyances and other instruments or documents that the General Partner or any Liquidator deems appropriate or necessary to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement, including, without limitation, a certificate of cancellation; (d) all instruments relating to the admission, withdrawal, removal or substitution of any Partner pursuant to, or other events described in, Articles 11,12 or 13 or the Capital Contribution of any Partner; and (e) all certificates, documents and other instruments relating to the determination of the rights, preferences and privileges of Partnership Interests; and

                  (2) execute, swear to, acknowledge and file all ballots, consents, approvals, waivers, certificates and other instruments appropriate or necessary, in the sole and absolute discretion of the General Partner or any Liquidator, to make, evidence, give, confirm or ratify any vote, consent, approval, agreement or other action which is made or given by the Partners hereunder or is consistent with the terms of this Agreement or appropriate or necessary, in the sole discretion of the General Partner or any Liquidator, to effectuate the terms or intent of this Agreement.

Nothing contained herein shall be construed as authorizing the General Partner or any Liquidator to amend this Agreement except in accordance with Article 14 or as may be otherwise expressly provided for in this Agreement.

         B. The foregoing power of attorney is hereby declared to be irrevocable and a power coupled with an interest, in recognition of the fact that each of the Partners will be relying upon the power of the General Partner and any Liquidator to act as contemplated by this Agreement in any filing or other action by it on behalf of the Partnership, and it shall survive and not be affected by the subsequent Incapacity of any Limited Partner or Assignee and the transfer of all or any portion of such Limited Partner's or Assignee's Partnership Units and shall extend to such Limited Partner's or Assignee's heirs, successors, assigns and personal representatives. Each such Limited Partner or Assignee hereby agrees to be bound by any representation made by the General Partner or any Liquidator, acting in good faith pursuant to such power of attorney; and each such Limited Partner or Assignee hereby waives any and all defenses which may be available to contest, negate or disaffirm the action of the General Partner or any Liquidator, taken in good faith under such power of attorney. Each Limited Partner or Assignee shall execute and deliver to the General Partner or any Liquidator, within 15 days after receipt of the General Partner's or Liquidator's request therefor, such further designation, powers of attorney and other instruments as the General Partner or the Liquidator, as the case may be, deems necessary to effectuate this Agreement and the purposes of the Partnership.

Section 2.5 Term

                  The term of the Partnership commenced on June 26, 2002 and shall continue until December 31, 2102 unless it is dissolved sooner pursuant to the provisions of Article 13 or as otherwise provided by law.

                                    ARTICLE 3.
                                     PURPOSE

Section 3.1 Purpose and Business

                  The purpose and nature of the business to be conducted by the Partnership is (i) to conduct any business that may be lawfully conducted by a limited partnership organized pursuant to the Act, provided, however, that such business shall be limited to and conducted in such a manner as to permit the General Partner at all times to be classified as a REIT for federal income tax purposes, unless the General Partner ceases to qualify as a REIT for reasons other than the conduct of the business of the Partnership, (ii) to enter into any partnership, joint venture or other similar arrangement to engage in any business described in the foregoing clause (i) or to own interests in any entity engaged, directly or indirectly, in any such business and (iii) to do anything necessary or incidental to the foregoing. In connection with the foregoing, and without limiting the General Partner's right in its sole discretion to cease qualifying as a REIT, the Partners acknowledge that the General Partner's current status as a REIT inures to the benefit of all the Partners and not solely the General Partner.

Section 3.2 Powers

                  The Partnership is empowered to do any and all acts and things necessary, appropriate, proper, advisable, incidental to or convenient for the furtherance and accomplishment of the purposes and business described herein and for the protection and benefit of the Partnership, including, without limitation, full power and authority, directly or through its ownership interest in other entities, to enter into, perform and carry out contracts of any kind, borrow money and issue evidences of indebtedness, whether or not secured by mortgage, deed of trust, pledge or other lien, acquire, own, manage, improve and develop real property, and lease, sell, transfer and dispose of real property; provided, however, notwithstanding anything to the contrary in this Agreement, the Partnership shall not take, or refrain from taking, any action which, in the judgment of the General Partner, in its sole and absolute discretion, (i) could adversely affect the ability of the General Partner to continue to qualify as a REIT, (ii) could subject the General Partner to any taxes under Section 857 or
Section 4981 of the Code, or (iii) could violate any law or regulation of any governmental body or agency having jurisdiction over the General Partner or its securities, unless any such action (or inaction) under (i), (ii) or (iii) shall have been specifically consented to by the General Partner in writing.

Section 3.3 Partnership Only for Purposes Specified

                  The Partnership shall be a partnership only for the purposes specified in Section 3.1, and this Agreement shall not be deemed to create a partnership among the Partners with respect to any activities whatsoever other than the activities within the purposes of the Partnership as specified in
Section 3.1. Except as otherwise provided in this Agreement, no Partner shall have any authority to act for, bind, commit or assume any obligation or responsibility on behalf of the Partnership, its properties or any other Partner. No Partner, in its capacity as a Partner under this Agreement, shall be responsible or liable for any indebtedness or obligation of another Partner, nor shall the Partnership be responsible or liable for any indebtedness or obligation of any Partner, incurred either before or after the execution and delivery of this Agreement by such Partner, except as to those responsibilities, liabilities, indebtedness or obligations incurred pursuant to and as limited by the terms of this Agreement and the Act.

Section 3.4 Representations and Warranties by the Parties

         A. Each Partner that is an individual represents and warrants to each other Partner that (i) such Partner has the legal capacity to enter into this Agreement and perform such Partner's obligations hereunder, (ii) the consummation of the transactions contemplated by this Agreement to be performed by such Partner will not result in a breach or violation of, or a default under, any agreement by which such Partner or any of such Partner's property is or are bound, or any statute, regulation, order or other law to which such Partner is subject, (iii) such Partner is a "United States person" within the meaning of
Section 7701(a)(30) of the Code, and (iv) this Agreement is binding upon, and enforceable against, such Partner in accordance with its terms.

         B. Each Partner that is not an individual represents and warrants to each other Partner that (i) its execution and delivery of this Agreement and all transactions contemplated by this Agreement to be performed by it have been duly authorized by all necessary action, including without limitation, that of its general partner(s), committee(s), trustee(s), beneficiaries, directors and/or stockholder(s), as the case may be, as required, (ii) the consummation of such transactions shall not result in a breach or violation of, or a default under, its certificate of limited partnership, partnership agreement, trust agreement, limited liability company operating agreement, charter or bylaws, as the case may be, any agreement by which such Partner or any of such Partner's properties or any of its partners, beneficiaries, trustees or stockholders, as the case may be, is or are bound, or any statute, regulation, order or other law to which such Partner or any of its partners, trustees, beneficiaries or stockholders, as the case may be, is or are subject, (iii) such Partner is a "United States person" within the meaning of Section 7701(a)(30) of the Code and
(iv) this Agreement is binding upon, and enforceable against, such Partner in accordance with its terms.

         C. Each Partner represents, warrants, and agrees that it has acquired and continues to hold its interest in the Partnership for its own account for investment only and not for the purpose of, or with a view toward, the resale or distribution of all or any part thereof, nor with a view toward selling or otherwise distributing such interest or any part thereof at any particular time or under any predetermined circumstances. Each Partner further represents and warrants that it is a sophisticated investor, able and accustomed to handling sophisticated financial matters for itself, particularly real estate investments, and that it has a sufficiently high net worth that it does not anticipate a need for the funds it has invested in the Partnership in what it understands to be a highly speculative and illiquid investment. Each Partner represents, warrants and agrees that such Partner is an "accredited investor" (as such term is defined in Rule 501(a) of Regulation D under the Securities
Act).

         D. Each Partner acknowledges that (i) the Partnership Units (and any REIT Shares that might be exchanged therefor) have not been registered under the Securities Act and may not be transferred unless they are subsequently registered under the Securities Act or an exemption from such registration is available (it being understood that the Partnership has no intention of so registering the Partnership Units), (ii) a restrictive legend in the form set froth in Exhibit D shall be placed on the certificates representing the Partnership Units, and (iii) a notation shall be made in the appropriate records of the Partnership indicating that the Partnership Units are subject to restrictions on transfer.

         E. Each Partner further represents, warrants, covenants and agrees as follows:

                  (1) Except as provided in Exhibit E, at any time such Partner actually or Constructively Owns a 25% or greater capital interest or profits interest in the Partnership, it does not and will not, without the prior written consent of the General Partner, actually own or Constructively Own (a) with respect to any Tenant that is a corporation, any stock of such Tenant, and
(b) with respect to any Tenant that is not a corporation, any interests in either the assets or net profits of such Tenant.

                  (2) Except as provided in Exhibit F, at any time such Partner actually or Constructively Owns a 25% or greater capital interest or profits interest in the Partnership, it does not, and agrees that it will not without the prior written consent of the General Partner, actually own or Constructively Own, any stock in the General Partner, other than any REIT Shares or other shares of capital stock of the General Partner such Partner may acquire
(a) as a result of an exchange of Tendered Units pursuant to Section 8.6 or (b) upon the exercise of options granted or delivery of REIT Shares pursuant to any Stock Plan, in each case subject to the ownership limitations set forth in the General Partner's Charter.

                  (3) Upon request of the General Partner, it will disclose to the General Partner the amount of REIT Shares or other shares of capital stock of the General Partner that it actually owns or Constructively Owns.

                  (4) It understands that if, for any reason, (a) the representations, warranties or agreements set forth in E(1) or (2) above are violated, or (b) the Partnership's actual or Constructive Ownership of REIT Shares or other shares of capital stock of the General Partner violates the limitations set forth in the Charter, then (x) some or all of the Redemption rights of the Partners may become non-exercisable, and (y) some or all of the REIT Shares owned by the Partners may be automatically transferred to a trust for the benefit of a charitable beneficiary, as provided in the Charter.

                  (5) Without the consent of the General Partner, which may be given or withheld in its sole discretion, no Partner shall take any action that would cause the Partnership at any time to have more than 100 partners (including as partners those persons indirectly owning an interest in the Partnership through a partnership, limited liability company, S corporation or grantor trust (such entity, a "flow through entity"), but only if substantially all of the value of such person's interest in the flow through entity is attributable to the flow through entity's interest (direct or indirect) in the Partnership).

         F. The representations and warranties contained in Sections 3.4 shall survive the execution and delivery of this Agreement by each Partner and the dissolution and wind up of the Partnership.

         G. Each Partner hereby acknowledges that no representations as to potential profit, cash flows, funds from operations or yield, if any, in respect of the Partnership or the General Partner have been made by any Partner or any employee or representative or Affiliate of any Partner, and that projections and any other information, including, without limitation, financial and descriptive information and documentation, which may have been in any manner submitted to such Partner shall not constitute any representation or warranty of any kind or nature, express or implied.

Section 3.5 Certain ERISA Matters

                  Each Partner acknowledges that the Partnership is intended to qualify as a "real estate operating company" (as such term is defined in the Plan Asset Regulation). The General Partner may structure the investments in, relationships with and conduct with respect to Properties and any other assets of the Partnership so that the Partnership will be a "real estate operating company" (as such term is defined in the Plan Asset Regulation).

                                   ARTICLE 4.
                              CAPITAL CONTRIBUTIONS

Section 4.1 Capital Contributions of the Partners

                  At the time of their respective execution of this Agreement, the Partners shall make or shall have made Capital Contributions as set forth in Exhibit A to this Agreement. The Partners shall own Partnership Units of the class or series and in the amounts set forth in Exhibit A and shall have a Percentage Interest in the Partnership as set forth in Exhibit A, which Percentage Interest shall be adjusted in Exhibit A from time to time by the General Partner to the extent necessary to reflect accurately exchanges, redemptions, Capital Contributions, the issuance of additional Partnership Units or similar events having an effect on a Partner's Percentage Interest. Except as required by law, as otherwise provided in Sections 4.3, 4.4 and 10.5, or as otherwise agreed to by a Partner and the Partnership, no Partner shall be required or permitted to make any additional Capital Contributions or loans to the Partnership. Unless otherwise specified by the General Partner at the time of the creation of any class of Partnership Interests, the corresponding class or series of capital stock for any Partnership Units issued shall be REIT Shares.

Section 4.2 Loans by Third Parties

                  Subject to Section 4.3, the Partnership may incur Debt, or enter into other similar credit, guarantee, financing or refinancing arrangements for any purpose (including, without limitation, in connection with any further acquisition of Properties) with any Person that is not the General Partner upon such terms as the General Partner determines appropriate; provided that, the Partnership shall not incur any Debt that is recourse to the General Partner, except to the extent otherwise agreed to by the General Partner in its sole discretion.

Section 4.3 Additional Funding and Capital Contributions

         A. General. The General Partner may, at any time and from time to time determine that the Partnership requires additional funds ("Additional Funds") for the acquisition of additional Properties or for such other Partnership purposes as the General Partner may determine. Additional Funds may be raised by the Partnership, at the election of the General Partner, in any manner provided in, and in accordance with, the terms of this Section 4.3. No Person shall have any preemptive, preferential or similar right or rights to subscribe for or acquire any Partnership Interest, except as set forth in this
Section 4.3.

         B. Issuance of Additional Partnership Interests. The General Partner, in its sole and absolute discretion, may raise all or any portion of the Additional Funds by accepting additional Capital Contributions. In connection therewith, the General Partner is hereby authorized to cause the Partnership from time to time to issue to Partners (including the General Partner) or other Persons (including, without limitation, in connection with the contribution of property to the Partnership) additional Partnership Units or other Partnership Interests in one or more classes, or one or more series of any of such classes, with such designations, preferences and relative, participating, optional or other special rights, powers, and duties, including rights, powers, and duties senior to then existing Limited Partner Interests, all as shall be determined by the General Partner in its sole and absolute discretion subject to Maryland law, including without limitation, (i) the allocations of items of Partnership income, gain, loss, deduction, and credit to such class or series of Partnership Interests; (ii) the right of each such class or series of Partnership Interests to share in Partnership distributions; (iii) the rights of each such class or series of Partnership Interests upon dissolution and liquidation of the Partnership; and (iv) the right to vote, including, without limitation, the Limited Partner approval rights set forth in
Section 11.2.A; provided, that no such additional Partnership Units or other Partnership Interests shall be issued to the General Partner unless either (a)
(1) the additional Partnership Interests are issued in connection with the grant, award, or issuance of shares of the General Partner pursuant to Section 4.3.C below, which shares have designations, preferences, and other rights (except voting rights) such that the economic interests attributable to such shares are substantially similar to the designations, preferences and other rights of the additional Partnership Interests issued to the General Partner in accordance with this Section 4.3.B, and (2) the General Partner shall make a Capital Contribution to the Partnership in an amount equal to the net proceeds raised in connection with such issuance, or (b) the additional Partnership Interests are issued to all Partners holding Partnership Interests in the same class in proportion to their respective Percentage Interests in such class. In the event that the Partnership issues additional Partnership Interests pursuant to this Section 4.3.B, the General Partner shall make such revisions to this Agreement (including but not limited to the revisions described in Section 5.4, Section 6.2.C, and Section 8.6) as it determines are necessary to reflect the issuance of such additional Partnership Interests.

         C.       Issuance of REIT Shares or Other Securities by the General
Partner.

                  The General Partner shall not issue any additional REIT Shares (other than REIT Shares issued pursuant to Section 8.6 or pursuant to a dividend or distribution (including any stock split) of REIT Shares to all of its stockholders), other shares of capital stock of the General Partner or New Securities unless (i) the General Partner shall cause the Partnership to issue to the General Partner, Partnership Interests or rights, options, warrants or convertible or exchangeable securities of the Partnership having designations, preferences and other rights, all such that the economic interests thereof are substantially similar to those of the REIT Shares, other shares of capital stock of the General Partner or New Securities issued by the General Partner and (ii) the General Partner shall make a Capital Contribution of the net proceeds from the issuance of such additional REIT Shares, other shares of capital stock or New Securities, as the case may be, and from the exercise of the rights contained in such additional New Securities, as the case may be. Without limiting the foregoing, the General Partner is expressly authorized to issue REIT Shares, other shares of capital stock of the General Partner or New Securities for no tangible value or for less than fair market value, and the General Partner is expressly authorized to cause the Partnership to issue to the General Partner corresponding Partnership Interests, so long as (x) the General Partner concludes in good faith that such issuance of Partnership Interests is in the interests of the Partnership; and (y) the General Partner contributes all proceeds, if any, from such issuance and exercise to the Partnership.

                  In connection with the General Partner's initial public offering of REIT Shares, any other issuance of REIT Shares, other capital stock of the General Partner or New Securities, the General Partner shall contribute to the Partnership, any net proceeds raised in connection with such issuance; provided, that if the net proceeds actually received by the General Partner are less than the gross proceeds of such issuance as a result of any underwriter's discount or other expenses paid or incurred in connection with such issuance, then the General Partner shall be deemed to have made a Capital Contribution to the Partnership in the amount equal to the sum of the net proceeds of such issuance plus the amount of such underwriter's discount and other expenses paid by the General Partner (which discount and expense shall be treated as an expense for the benefit of the Partnership for purposes of Section 7.4). In the case of issuances of REIT Shares, other capital stock of the General Partner or New Securities pursuant to any Stock Plan at a discount from fair market value or for no value, the amount of such discount representing compensation to the employee, as determined by the General Partner, shall be treated as an expense for the benefit of the Partnership for purposes of Section 7.4 and, as a result, the General Partner shall be deemed to have made a Capital Contribution to the Partnership in an amount equal to the sum of any net proceeds of such issuance plus the amount of such expense.

         D. Percentage Interest Adjustments in the Case of Capital Contributions for Partnership Units. Upon the acceptance of additional Capital Contributions in exchange for any class or series of Partnership Units, the Percentage Interest in such class or series of Partnership Units shall be equal to a fraction, the numerator of which is equal to the amount of cash and the Agreed Value of the Property contributed as of the Business Day immediately preceding the date on which the additional Capital Contributions are made (an "Adjustment Date") and the denominator of which is equal to the sum of (i) the Deemed Value of the Partnership Interests of such class or series (computed as of the Business Day immediately preceding the Adjustment Date) and (ii) the aggregate Agreed Value of additional Capital Contributions contributed by all Partners and/or third parties to the Partnership on such Adjustment Date in such class or series of Partnership Interests. The Percentage Interest of each other Partner holding Partnership Interests of such class or series not making a full pro rata Capital Contribution shall be adjusted to equal a fraction, the numerator of which is equal to the sum of (i) the Deemed Partnership Interest Value of such Limited Partner in respect of such class or series (computed as of the Business Day immediately preceding the Adjustment Date) and (ii) the Agreed Value of additional Capital Contributions, if any, made by such Partner to the Partnership in such class or series of Partnership Interests as of such Adjustment Date, and the denominator of which is equal to the sum of (i) the Deemed Value of the Partnership Interests of such class or series (computed as of the Business Day immediately preceding the Adjustment Date), plus (ii) the aggregate Agreed Value of additional Capital Contributions contributed by all Partners and/or third parties to the Partnership on such Adjustment Date in such class or series. Provided, however, solely for purposes of calculating a Partner's Percentage Interest pursuant to this Section 4.3.D, (i) in the case of cash Capital Contributions by the General Partner funded by an offering of REIT Shares or other shares of capital stock of the General Partner and (ii) in the case of the contribution of properties by the General Partner which were acquired by the General Partner in exchange for REIT Shares or other shares of capital stock of the General Partner immediately prior to such contribution, the General Partner shall be issued a number of Partnership Units equal and corresponding to the number of such shares issued by the General Partner in exchange for such cash or Properties, the Partnership Units held by the other Partners shall not be adjusted, and the Partners' Percentage Interests shall be adjusted accordingly. The General Partner shall promptly give each Partner written notice of its Percentage Interest, as adjusted.

Section 4.4 Other Contribution Provisions

                  In the event that any Partner is admitted to the Partnership and is given (or is treated as having received) a Capital Account in exchange for services rendered to the Partnership, such transaction shall be treated by the Partnership and the affected Partner as if the Partnership had compensated such Partner in cash, and the Partner had contributed such cash to the capital of the Partnership. In addition, with the consent of the General Partner, in its sole discretion, one or more Limited Partners may enter into agreements with the Partnership, in the form of a guarantee or contribution agreement, which have the effect of providing a guarantee of certain obligations of the Partnership.

Section 4.5 No Preemptive Rights

                  Except to the extent expressly granted by the Partnership pursuant to another agreement, no Person shall have any preemptive, preferential or other similar right with respect to (i) additional Capital Contributions or loans to the Partnership or (ii) issuance or sale of any Partnership Units or other Partnership Interests.

                                   ARTICLE 5.
                                  DISTRIBUTIONS

Section 5.1 Requirement and Characterization of Distributions

                  The General Partner shall cause the Partnership to distribute quarterly all, or such portion as the General Partner may in its discretion determine, of Available Cash generated by the Partnership to the Partners who are Partners on the applicable record date with respect to such distribution,
(1) first, with respect to any class or series of Partnership Interests that are entitled to any preference in distributions, in accordance with the rights of such class or series of Partnership Interests (and within such class or series, pro rata in proportion to the respective Percentage Interests on the applicable record date), and (2) second, with respect to any class or series of Partnership Interests that are not entitled to any preference in distributions, pro rata to each such class or series in accordance with the terms of such class or series to the Partners who are Partners of such class or series on the Partnership Record Date with respect to such distribution (and within each such class or series, pro rata in proportion to the respective Percentage Interests on such Partnership Record Date). Unless otherwise expressly provided for herein or in an agreement, if any, entered into in connection with the creation of a new class or series of Partnership Interests created in accordance with Article 4, no Partnership Interest shall be entitled to a distribution in preference to any other Partnership Interest. The General Partner shall take such reasonable efforts, as determined by it in its sole and absolute discretion and consistent with its qualification as a REIT, to cause the Partnership to distribute sufficient amounts to enable the General Partner, for so long as the General Partner has determined to qualify as a REIT, to pay stockholder dividends that will (a) satisfy the requirements for qualifying as a REIT under the Code and Regulations ("REIT Requirements"), and (b) except to the extent otherwise determined by the General Partner, avoid any federal income or excise tax liability of the General Partner.

Section 5.2 Distributions in Kind

                  No right is given to any Partner to demand and receive property other than cash. The General Partner may determine, in its sole and absolute discretion, to make a distribution in-kind to the Partners of Partnership assets, and such assets shall be distributed in such a fashion as to ensure that the fair market value is distributed and allocated in accordance with Articles 5, 6 and 10.

Section 5.3 Distributions Upon Liquidation

                  Notwithstanding Section 5.1, proceeds from a Liquidating Event shall be distributed to the Partners in accordance with Section 13.2.

Section 5.4 Distributions to Reflect Issuance of Additional Partnership
Interests

                  In the event that the Partnership issues additional Partnership Interests to the General Partner or any Additional Limited Partner pursuant to Section 4.3.B or 4.3.C, the General Partner shall make such revisions to this Article 5 as it determines are necessary to reflect the issuance of such additional Partnership Interests. In the absence of any agreement to the contrary, an Additional Limited Partner shall be entitled to the distributions set forth in

Section 5.1 (without regard to this Section 5.4) with respect to the period during which the closing of its contribution to the Partnership occurs, multiplied by a fraction the numerator of which is the number of days from and after the date of such closing through the end of the applicable period, and the denominator of which is the total number of days in such period.

                                   ARTICLE 6.
                                   ALLOCATIONS

Section 6.1 Timing and Amount of Allocations of Net Income and Net Loss

                  Net Income and Net Loss of the Partnership shall be determined and allocated with respect to each fiscal year of the Partnership as of the end of each such year. Subject to the other provisions of this Article 6, an allocation to a Partner of a share of Net Income or Net Loss shall be treated as an allocation of the same share of each item of income, gain, loss or deduction that is taken into account in computing Net Income or Net Loss.

Section 6.2 General Allocations

         A.       Allocation of Net Income and Net Losses.

                  (1) Net Income. Except as otherwise provided in Section 6.3, Net Income for any Partnership Year shall be allocated to the Partners in the following manner and order of priority:

                           (a)      First, to the General Partner in an amount
equal to the remainder, if any, of the cumulative Net Losses allocated to the General Partner pursuant to Section 6.2.A.2(c) for all prior Partnership Years minus the cumulative Net Income allocated to the General Partner pursuant to this Section 6.2.A.(1)(a) for all prior Partnership Years;

                           (b)      Second, to each Limited Partner in an amount
equal to the remainder, if any, of the cumulative Net Losses allocated to each such Limited Partner pursuant to Section 6.2.A.2(b) for all prior Partnership Years minus the cumulative Net Income allocated to such Limited Partner pursuant to this Section 6.2.A.(1)(b) for all prior Partnership Years;

                           (c)      Third, to the General Partner and the
Limited Partners in an amount equal to the remainder, if any, of the cumulative Net Losses allocated to each such Partner pursuant to Section 6.2.A.2(a) for all prior Partnership Years minus the cumulative Net Income allocated to each Partner pursuant to this Section 6.2.A.(1)(c) for all prior Partnership Years;

                           (d)      Fourth, to each of the Partners in
accordance with their respective Percentage Interests.

                  To the extent the allocations of Net Income set forth above in any paragraph of this Section 6.2.A.(1) are not sufficient to entirely satisfy the allocation set forth in such paragraph, such allocation shall be made in proportion to the total amount that would have been allocated pursuant to such paragraph without regard to such shortfall.

                  (2) Net Losses. Except as otherwise provided in Section 6.3, Net Losses for any Partnership Year shall be allocated to the Partners in the following manner and order of priority:

                           (a)      First, to the General Partner and the
Limited Partners in accordance with their respective Percentage Interests (to the extent consistent with this Section 6.2.A(2)(a)) until the Adjusted Capital Account (ignoring for this purpose any amounts a Partner is obligated to contribute to the capital of the Partnership or is deemed obligated to contribute pursuant to Regulations Section 1.704-1(b)(2)(ii)(c)(2)) of each such Partner is zero;

                           (b)      Second, to the Limited Partners to the
extent of, and in proportion to, the positive balance (if any) in their Adjusted Capital Accounts; and

                           (c)      Third, to the General Partner.

         B. Allocations to Reflect Issuance of Additional Partnership Interests. In the event that the Partnership issues additional Partnership Interests to the General Partner, a Limited Partner or any Additional Limited Partner pursuant to Section 4.3, the General Partner shall make such revisions to this Section 6.2 as it determines are necessary to reflect the terms of the issuance of such additional Partnership Interests, including making preferential allocations to certain classes of Partnership Interests in accordance with any method selected by the General Partner.

Section 6.3 Additional Allocation Provisions

                  Notwithstanding the foregoing provisions of this Article 6:

         A.       Regulatory Allocations.

                                    (i)      Minimum Gain Chargeback. Except as
otherwise provided in Regulations Section 1.704-2(f), notwithstanding the provisions of Section 6.2, or any other provision of this Article 6, if there is a net decrease in Partnership Minimum Gain during any fiscal year, each Holder shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Holder's share of the net decrease in Partnership Minimum Gain, as determined under Regulations
Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Holder pursuant thereto. The items to be allocated shall be determined in accordance with Regulations Sections 1.704-2(f)(6) and 1.704-2(j)(2). This Section 6.3.A(i) is intended to qualify as a "minimum gain chargeback" within the meaning of Regulation Section 1.704-2(f) which shall be controlling in the event of a conflict between such Regulation and this Section 6.3.A(i).

                                    (ii)     Partner Minimum Gain Chargeback.
Except as otherwise provided in Regulations Section 1.704-2(i)(4), and notwithstanding the provisions of Section 6.2, or any other provision of this
Article 6 (except Section 6.3.A(i)), if there is a net decrease in Partner Minimum Gain attributable to a Partner Nonrecourse Debt during any fiscal year, each Holder who has a share of the Partner Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(5), shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Holder's share of the net decrease in Partner Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Holder pursuant thereto. The items to be so allocated shall be determined in accordance with Regulations Sections 1.704-2(i)(4) and 1.704-2(j)(2). This Section 6.3.A(ii) is intended to qualify as a "chargeback of partner nonrecourse debt minimum gain" within the meaning of Regulation Section 1.704-2(i) which shall be controlling in the event of a conflict between such Regulation and this Section 6.3.A(ii).

                           (iii)    Nonrecourse Deductions and Partner
Nonrecourse Deductions. Any Nonrecourse Deductions for any fiscal year shall be specially allocated to the Holders in accordance with their respective Percentage Interests. Any Partner Nonrecourse Deductions for any fiscal year shall be specially allocated to the Holder(s) who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable, in accordance with Regulations Sections 1.704-2(b)(4) and 1.704-2(i).

                           (iv)     Qualified Income Offset. If any Holder
unexpectedly receives an adjustment, allocation or distribution described in Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6), items of Partnership income and gain shall be allocated, in accordance with Regulations Section 1.704-l(b)(2)(ii)(d), to the Holder in an amount and manner sufficient to eliminate, to the extent required by such Regulations, the Adjusted Capital Account Deficit of the Holder as quickly as possible provided that an allocation pursuant to this Section 6.3.A(iv) shall be made if and only to the extent that such Holder would have an Adjusted Capital Account Deficit after all other allocations provided in this Article 6 have been tentatively made as if this
Section 6.3.A(iv) were not in this Agreement. It is intended that this Section 6.3.A(iv) qualify and be construed as a "qualified income offset" within the meaning of Regulations 1.704-l(b)(2)(ii)(d), which shall be controlling in the event of a conflict between such Regulations and this Section 6.3.A(iv).

                           (v)      Gross Income Allocation. In the event any
Holder has a deficit Capital Account at the end of any fiscal year which is in excess of the sum of (1) the amount (if any) such Holder is obligated to restore to the Partnership, and (2) the amount such Holder is deemed to be obligated to restore pursuant to Regulations Section 1.704-1(b)(2)(ii)(c) or the penultimate sentences of Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5), each such Holder shall be specially allocated items of Partnership income and gain in the amount of such excess as quickly as possible, provided, that an allocation pursuant to this Section 6.3.A(v) shall be made if and only to the extent that such Holder would have a deficit Capital Account in excess of such sum after all other allocations provided in this Article 6 have been tentatively made as if this Section 6.3.A(v) and Section 6.3.A(iv) were not in this Agreement.

                           (vi)     Limitation on Allocation of Net Loss. To the
extent any allocation of Net Loss would cause or increase an Adjusted Capital Account Deficit as to any Holder, such allocation of Net Loss shall be reallocated among the other Holders in accordance with their respective Percentage Interests, subject to the limitations of this Section 6.3.A(vi).

                           (vii)    Section 754 Adjustment. To the extent an
adjustment to the adjusted tax basis of any Partnership asset pursuant to Code
Section 734(b) or Code Section 743(b) is required, pursuant to Regulations
Section 1.704-1(b)(2)(iv)(m)(2) or Regulations Section 1.704-1(b)(2)(iv)(m)(4),
to be taken into account in determining Capital Accounts as the result of a distribution to a Holder in complete liquidation of his interest in the Partnership, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Holders in accordance with their interests in the Partnership in the event that Regulations Section 1.704-1(b)(2)(iv)(m)(2) applies, or to the Holders to whom such distribution was made in the event that Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.

                           (viii)   Curative Allocation. The allocations set
forth in Sections 6.3.A(i),(ii),(iii),(iv),(v),(vi), and (vii) (the
"Regulatory Allocations") are intended to comply with certain regulatory requirements, including the requirements of Regulations Sections 1.704-1(b) and 1.704-2. Notwithstanding the provisions of Sections 6.1 and 6.2, the Regulatory Allocations shall be taken into account in allocating other items of income, gain, loss and deduction among the Holders so that, to the extent possible, the net amount of such allocations of other items and the Regulatory Allocations to each Holder shall be equal to the net amount that would have been allocated to each such Holder if the Regulatory Allocations had not occurred.

         B. For purposes of determining a Holder's proportional share of the "excess nonrecourse liabilities" of the Partnership within the meaning of Regulations Section 1.752-3(a)(3), each Holder's interest in Partnership profits shall be such Holder's Percentage Interest.

Section 6.4 Tax Allocations

         A. In General. Except as otherwise provided in this Section 6.4, for income tax purposes each item of income, gain, loss and deduction (collectively, "Tax Items") shall be allocated among the Holders in the same manner as its correlative item of "book" income, gain, loss or deduction is allocated pursuant to Sections 6.2 and 6.3.

         B. Allocations Respecting Section 704(c) Revaluations. Notwithstanding Section 6.4.A, Tax Items with respect to Partnership property that is contributed to the Partnership by a Partner shall be shared among the Holders for income tax purposes pursuant to Regulations promulgated under
Section 704(c) of the Code, so as to take into account the variation, if any, between the basis of the property to the Partnership and its initial Gross Asset Value. With respect to Partnership property that is contributed to the Partnership in connection with the General Partner's initial public offering or pursuant to the Partnership's exercise of rights under any Option Agreement or ROFO Agreement, such variation between basis and initial Gross Asset Value shall be taken into account under the "traditional method" as described in Regulations
Section 1.704-3(b). With respect to other properties contributed to the Partnership, the Partnership shall account for such variation under any method consistent with Section 704(c) of the Code and the applicable regulations as chosen by the General Partner, in the event the Gross Asset Value of any Partnership asset is adjusted pursuant to subparagraph (b) of the definition of Gross Asset Value (provided in Article 1), subsequent allocations of Tax Items with respect to such asset shall take account of the variation, if any, between the adjusted basis of such asset and its Gross Asset Value in the same manner as under Section 704(c) of the Code and the applicable regulations consistent with the requirements of Regulations Section 1.704-l(b)(2)(iv)(g) using any method approved under Section 704(c) of the Code and the applicable regulations as chosen by the General Partner, provided, however, that the "traditional method" as described in Regulations Section 1.704-3(b) shall be used with respect to Partnership Property that is contributed to the Partnership in connection with the General Partner's initial public offering or pursuant to the Partnership's exercise of rights under any Option Agreement or ROFO Agreement.

                                   ARTICLE 7.
                      MANAGEMENT AND OPERATIONS OF BUSINESS

Section 7.1 Management

         A. Except as otherwise expressly provided in this Agreement, all management powers over the business and affairs of the Partnership are and shall be exclusively vested in the General Partner, and no Limited Partner shall have any right to participate in or exercise control or management power over the business and affairs of the Partnership. The General Partner may not be removed by the Limited Partners with or without cause. In addition to the powers now or hereafter granted a general partner of a limited partnership under applicable law or which are granted to the General Partner under any other provision of this Agreement, the General Partner, subject to the other provisions hereof including Sections 7.3 and 11.2, shall have full power and authority to do all things deemed necessary or desirable by it to conduct the business of the Partnership, to exercise all powers set forth in Section 3.2 and to effectuate the purposes set forth in Section 3.1, including, without limitation:

                  (1) the making of any expenditures, the lending or borrowing of money (including, without limitation, making prepayments on loans and borrowing money to permit the Partnership to make distributions to its Partners in such amounts as will permit the General Partner (so long as the General Partner has determined to qualify as a REIT) to avoid the payment of any federal income tax (including, for this purpose, any excise tax pursuant to Section 4981 of the Code) and to make distributions to its stockholders sufficient to permit the General Partner to maintain REIT status), the assumption or guarantee of, or other contracting for, indebtedness and other liabilities, the issuance of evidences of indebtedness (including the securing of same by mortgage, deed of trust or other lien or encumbrance on the Partnership's assets) and the incurring of any obligations it deems necessary for the conduct of the activities of the Partnership;

                  (2) the making of tax, regulatory and other filings, or rendering of periodic or other reports to governmental or other agencies having jurisdiction over the business or assets of the Partnership, the registration of any class of securities of the Partnership under the Securities Exchange Act of 1934, as amended, and the listing of any debt securities of the Partnership on any exchange;

                  (3) subject to the provisions of Section 11.2, the acquisition, disposition, mortgage, pledge, encumbrance, hypothecation or exchange of any assets of the Partnership or the merger or other combination of the Partnership with or into another entity;

                  (4) the acquisition, disposition, mortgage, pledge, encumbrance or hypothecation of any assets of the Partnership, and the use of the assets of the Partnership (including, without limitation, cash on hand) for any purpose consistent with the terms of this Agreement and on any terms it sees fit, including, without limitation, the financing of the conduct or the operations of the General Partner or the Partnership, the lending of funds to other Persons (including, without limitation, the General Partner or any Subsidiaries of the Partnership) and the repayment of obligations of the Partnership, any of its Subsidiaries and any other Person in which it has an equity investment, and the making of capital contributions to its Subsidiaries;

                  (5) the management, operation, leasing, landscaping, repair, alteration, demolition or improvement of any real property or improvements owned by the Partnership or any Subsidiary of the Partnership;

                  (6) the negotiation, execution, and performance of any contracts, leases, conveyances or other instruments that the General Partner considers useful or necessary to the conduct of the Partnership's operations or the implementation of the General Partner's powers under this Agreement, including contracting with contractors, developers, consultants, accountants, legal counsel, other professional advisors and other agents and the payment of their expenses and compensation out of the Partnership's assets;

                  (7) the distribution of Partnership cash or other Partnership assets in accordance with this Agreement;

                  (8) the establishment of one or more divisions of the Partnership, the selection and dismissal of employees of the Partnership (including, without limitation, employees having titles such as "president," "vice president," "secretary" and "treasurer"), and agents, outside attorneys, accountants, consultants and contractors of the Partnership, the determination of their compensation and other terms of employment or hiring, including waivers of conflicts of interest and the payment of their expenses and compensation out of the Partnership's assets;

                  (9) the maintenance of such insurance for the benefit of the Partnership and the Partners and directors and officers of the Partnership or the General Partner as it deems necessary or appropriate;

                  (10) the formation of, or acquisition of an interest in, and the contribution of property to, any further limited or general partnerships, joint ventures or other relationships that it deems desirable (including, without limitation, the acquisition of interests in, and the contributions of property to any Subsidiary and any other Person in which it has an equity investment from time to time); provided, that, as long as the General Partner has determined to continue to qualify as a REIT, the Partnership may not engage in any such formation, acquisition or contribution that could cause the General Partner to fail to qualify as a REIT;

                  (11) the control of any matters affecting the rights and obligations of the Partnership, including the settlement, compromise, submission to arbitration or any other form of dispute resolution, or abandonment of, any claim, cause of action, liability, debt or damages, due or owing to or from the Partnership, the commencement or defense of suits, legal proceedings, administrative proceedings, arbitration or other forms of dispute resolution, and the representation of the Partnership in all suits or legal proceedings, administrative proceedings, arbitrations or other forms of dispute resolution, the incurring of legal expense, and the indemnification of any Person against liabilities and contingencies to the extent permitted by law;

                  (12) the undertaking of any action in connection with the Partnership's direct or indirect investment in any Person (including, without limitation, contributing or loaning Partnership funds to, incurring indebtedness on behalf of, or guarantying the obligations of any such Persons);

                  (13) subject to the other provisions in this Agreement, the determination of the fair market value of any Partnership property distributed in kind using such reasonable method of valuation as it may adopt, provided, that such methods are otherwise consistent with requirements of this Agreement;

                  (14) the management, operation, leasing, landscaping, repair, alteration, demolition or improvement of any real property or improvements owned by the Partnership or any Subsidiary of the Partnership or any Person in which the Partnership has made a direct or indirect equity investment;

                  (15) holding, managing, investing and reinvesting cash and other assets of the Partnership;

                  (16) the collection and receipt of revenues and income of the Partnership;

                  (17) the exercise, directly or indirectly through any attorney-in-fact acting under a general or limited power of attorney, of any right, including the right to vote, appurtenant to any asset or investment held by the Partnership;

                  (18) the exercise of any of the powers of the General Partner enumerated in this Agreement on behalf of or in connection with any Subsidiary of the Partnership or any other Person in which the Partnership has a direct or indirect interest, or jointly with any such Subsidiary or other Person;

                  (19) the exercise of any of the powers of the General Partner enumerated in this Agreement on behalf of any Person in which the Partnership does not have an interest pursuant to contractual or other arrangements with such Person;

                  (20) the making, execution and delivery of any and all deeds, leases, notes, deeds to secure debt, mortgages, deeds of trust, security agreements, conveyances, contracts, guarantees, warranties, indemnities, waivers, releases or legal instruments or agreements in writing necessary or appropriate in the judgment of the General Partner for the accomplishment of any of the powers of the General Partner enumerated in this Agreement;

                  (21) the issuance of additional Partnership interests, as appropriate, in connection with the contribution of Additional Funds pursuant to
Section 4.3;

                  (22) the distribution of cash to acquire Partnership Units held by a Limited Partner in connection with a Limited Partner's exercise of its Redemption Right under Section 8.6 hereof; and

                  (23) the amendment and restatement of Exhibit A hereto to reflect accurately at all times the Capital Contributions and Percentage Interests of the Partners as the same are adjusted from time to time to the extent necessary to reflect redemptions, Capital Contributions, the issuance of Partnership Units, the admission of any Additional Limited Partner or any Substituted Limited Partner or otherwise, which amendment and restatement, notwithstanding anything in this Agreement to the contrary, shall not be deemed an amendment to this Agreement, as long as the matter or event being reflected in Exhibit A hereto otherwise is authorized by this Agreement.

         B. Each of the Limited Partners agrees that the General Partner is authorized to execute, deliver and perform the above-mentioned agreements and transactions on behalf of the Partnership without any further act, approval or vote of the Partners, notwithstanding any other provisions of this Agreement (except as provided in Section 7.3 or 11.2), the Act or any applicable law, rule or regulation to the fullest extent permitted under the Act or other applicable law, rule or regulation. The execution, delivery or performance by the General Partner or the Partnership of any agreement authorized or permitted under this Agreement shall not constitute a breach by the General Partner of any duty that the General Partner may owe the Partnership or the Limited Partners or any other Persons under this Agreement or of any duty stated or implied by law or equity.

         C. At all times from and after the date hereof, the General Partner may cause the Partnership to obtain and maintain (i) casualty, liability and other insurance on the properties of the Partnership and (ii) liability insurance for the Indemnities hereunder.

         D. At all times from and after the date hereof, the General Partner may cause the Partnership to establish and maintain working capital reserves in such amounts as the General Partner, in its sole and absolute discretion, deems appropriate and reasonable from time to time.

         E. In exercising its authority under this Agreement, the General Partner may, but shall be under no obligation to, take into account the tax consequences to any Partner (including the General Partner) of any action taken (or not taken) by the General Partner. The General Partner and the Partnership shall not have liability to a Partner under this Agreement as a result of an income tax liability incurred by such Limited Partner as a result of an action (or inaction) by the General Partner pursuant to its authority under this Agreement.

         F. Except as otherwise provided herein, to the extent the duties of the General Partner require expenditures of funds to be paid to third parties, the General Partner shall not have any obligations hereunder except to the extent that Partnership funds are reasonably available to it for the performance of such duties, and nothing herein contained shall be deemed to authorize or require the General Partner, in its capacity as such, to expend its individual funds for payment to third parties or to undertake any individual liability or obligation on behalf of the Partnership.

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Section 7.2 Certificate of Limited Partnership

                  To the extent that such action is determined by the General Partner to be reasonable and necessary or appropriate, the General Partner shall file amendments to and restatements of the Certificate and do all the things to maintain the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) under the laws of the State of Maryland and each other state, the District of Columbia or other jurisdiction, in which the Partnership may elect to do business or own property. Subject to the terms of Section 8.5.A(4), the General Partner shall not be required, before or after filing, to deliver or mail a copy of the Certificate or any amendment thereto to any Limited Partner. The General Partner shall use all reasonable efforts to cause to be filed such other certificates or documents as may be reasonable and necessary or appropriate for the formation, continuation, qualification and operation of a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Maryland, any other state, or the District of Columbia or other jurisdiction, in which the Partnership may elect to do business or own property.

Section 7.3 Restrictions on General Partner's Authority

         A. The General Partner may not take any action in contravention of an express prohibition or limitation of this Agreement without the written Consent of the Limited Partners and may not (i) perform any act that would subject a Limited Partner to liability as a general partner in any jurisdiction or any other liability except as provided herein or under the Act; or (ii) enter into any contract, mortgage, loan or other agreement that prohibits or restricts, or has the effect of prohibiting or restricting, the ability of a Limited Partner to exercise its rights to a Redemption in full, except in each case with the written consent of such Limited Partner.

         B. The General Partner shall not, without the prior consent of the Partners holding Percentage Interests that in the aggregate are greater than 66-2/3% of the aggregate Percentage Interests of all the Partners (in addition to any Consent of the Limited Partners required by any other provision hereof), or except as provided in Section 7.3.C, amend, modify or terminate this Agreement.

         C. Notwithstanding Section 7.3.B, the General Partner shall have the exclusive power to amend this Agreement as may be required to facilitate or implement any of the following purposes:

                  (1) to add to the obligations of the General Partner or surrender any right or power granted to the General Partner or any Affiliate of the General Partner for the benefit of the Limited Partners;

                  (2) to reflect the issuance of additional Partnership Interests pursuant to Sections 4.3.B, 5.4 and 6.2B. or the admission, substitution, termination, or withdrawal of Partners in accordance with this Agreement;

                  (3) to reflect a change that is of an inconsequential nature and does not adversely affect the Limited Partners in any material respect, or to cure any ambiguity, correct or supplement any provision in this Agreement not inconsistent with law or with other provisions, or make other changes with respect to matters arising under this Agreement that will not be inconsistent with law or with the provisions of this Agreement;

                  (4) to satisfy any requirements, conditions, or guidelines contained in any order, directive, opinion, ruling or regulation of a federal or state agency or contained in federal or state law;

                  (5) to reflect such changes as are reasonably necessary for the General Partner to maintain its status as a REIT, including changes which may be necessitated due to a change in applicable law (or an authoritative interpretation thereof) or a ruling of the IRS; and

                  (6) to modify, as set forth in the definition of "Capital Account," the manner in which Capital Accounts are computed.

                  The General Partner will provide notice to the Limited Partners when any action under this Section 7.3.C is taken.

         D. Notwithstanding Sections 7.3.B and 7.3.C, this Agreement shall not be amended with respect to any Partner adversely affected, and no action may be taken by the General Partner, without the Consent of such Partner adversely affected if such amendment or action would (i) convert a Limited Partner's interest in the Partnership into a general partner's interest (except as the result of the General Partner acquiring such interest), (ii) modify the limited liability of a Limited Partner, (iii) alter rights of the Partner to receive distributions pursuant to Article 5 or Section 13.2.A(4), or the allocations specified in Article 6 (except as permitted pursuant to Sections 4.3, 5.4, 6.2.B and Section 7.3.C(3)), (iv) materially alter or modify the rights to a Redemption or the REIT Shares Amount as set forth in Section 8.6, and related definitions hereof, or (v) amend this Section 7.3.D. Further, no amendment may alter the restrictions on the General Partner's authority set forth elsewhere in this Section 7.3 or in Section 11.2.B without the Consent specified in such section. This Section 7.3D does not require unanimous consent of all Partners adversely affected unless the amendment is to be effective against all partners adversely affected.

Section 7.4 Reimbursement of the General Partner

         A. Except as provided in this Section 7.4 and elsewhere in this Agreement (including the provisions of Articles 5 and 6 regarding distributions, payments and allocations to which it may be entitled), the General Partner shall not be compensated for its services as general partner of the Partnership.

         B. The Partnership shall be responsible for and shall pay all expenses relating to the Partnership's and the General Partner's organization, the ownership of its assets and its operations. The General Partner is hereby authorized to pay compensation for accounting, administrative, legal, technical, management and other services rendered to the Partnership. Except to the extent provided in this Agreement, the General Partner and its Affiliates shall be reimbursed on a monthly basis, or such other basis as the General Partner may determine in its sole and absolute discretion, for all expenses that the General Partner and its Affiliates incur relating to the ownership and operation of, or for the benefit of, the Partnership (including, without limitation, administrative expenses); provided, that the amount of any such reimbursement shall be reduced by any interest earned by the General Partner with respect to bank accounts or other instruments or accounts held by it on behalf of the Partnership. The Partners acknowledge that all such expenses of the General Partner are deemed to be for the benefit of the Partnership. Such reimbursement shall be in addition to any reimbursement made as a result of indemnification pursuant to Section 7.7 hereof. In the event that certain expenses are incurred for the benefit of the Partnership and other entities (including the General Partner), such expenses will be allocated to the Partnership and such other entities in such a manner as the General Partner in its sole and absolute discretion deems fair and reasonable. All payments and reimbursements hereunder shall be characterized for federal income tax purposes as expenses of the Partnership incurred on its behalf, and not as expenses of the General Partner.

         C. If the General Partner shall elect to purchase from its stockholders REIT Shares for the purpose of delivering such REIT Shares to satisfy an obligation under any dividend reinvestment program adopted by the General Partner, any employee stock purchase plan adopted by the General Partner, or any similar obligation or arrangement undertaken by the General Partner in the future or for the purpose of retiring such REIT Shares, the purchase price paid by the General Partner for such REIT Shares and any other expenses incurred by the General Partner in connection with such purchase shall be considered expenses of the Partnership and shall be advanced to the General Partner or reimbursed to the General Partner, subject to the condition that: (i) if such REIT Shares subsequently are sold by the General Partner, the General Partner shall pay to the Partnership any proceeds received by the General Partner for such REIT Shares (which sales proceeds shall include the amount of dividends reinvested under any dividend reinvestment or similar program; provided, that a transfer of REIT Shares for Partnership Units pursuant to
Section 8.6 would not be considered a sale for such purposes); and (ii) if such REIT Shares are not retransferred by the General Partner within thirty (30) days after the purchase thereof, or the General Partner otherwise determines not to retransfer such REIT Shares, the General Partner, shall cause the Partnership to redeem a number of Partnership Units held by the General Partner equal to the number of such REIT Shares, as adjusted (x) pursuant to Section 7.5 (in the event the General Partner acquires material assets, other than on behalf of the Partnership) and (y) for stock dividends and distributions, stock splits and subdivisions, reverse stock splits and combinations, distributions of rights, warrants or options, and distributions of evidences of indebtedness or assets relating to assets not received by the General Partner pursuant to a pro rata distribution by the Partnership (in which case such advancement or reimbursement of expenses shall be treated as having been made as a distribution in redemption of such number of Partnership Units held by the General Partner).

         D. As set forth in Section 4.3, the General Partner shall be treated as having made a Capital Contribution in the amount of all expenses that it incurs relating to the General Partner's offering of REIT Shares, other shares of capital stock of the General Partner or New Securities.

         E. If and to the extent any reimbursements to the General Partner pursuant to this Section 7.4 constitute gross income of the General Partner (as opposed to the repayment of advances made by the General Partner on behalf of the Partnership), such amounts shall constitute guaranteed payments within the meaning of Section 707(c) of the Code, shall be treated consistently therewith by the Partnership and all Partners, and shall not be treated as distributions for purposes of computing the Partners' Capital Accounts.

Section 7.5 Outside Activities of the General Partner

         A. Except in connection with a transaction authorized in Section 11.2, without the Consent of the Limited Partners, the General Partner shall not, directly or indirectly, enter into or conduct any business, other than in connection with the ownership, acquisition and disposition of Partnership Interests as a General Partner and the management of the business of the Partnership, its operation as a public reporting company with a class (or classes) of securities registered under the Exchange Act, its operation as a REIT and such activities as are incidental to the same. Without the Consent of the Limited Partners, the General Partner shall not, directly or indirectly, participate in or otherwise acquire any interest in any real or personal property, except its General Partner Interest, its minority interest in any Subsidiary Partnership(s) (held directly or indirectly through a Qualified REIT Subsidiary or limited liability company) that the General Partner holds in order to maintain such Subsidiary Partnership's status as a partnership, and such bank accounts, similar instruments or other short-term investments as it deems necessary to carry out its responsibilities contemplated under this Agreement and the Charter. In the event the General Partner desires to contribute cash to any Subsidiary Partnership to acquire or maintain an interest of 1% or less in the capital of such partnership, the General Partner may acquire or maintain an interest of 1% or less in the capital of such partnership, and the General Partner may acquire such cash from the Partnership as a loan or in exchange for a reduction in the General Partner's Partnership Units, in an amount equal to the amount of such cash divided by the Fair Market Value of a REIT Share on the day such cash is received by the General Partner. Notwithstanding the foregoing, the General Partner may acquire Properties in exchange for REIT Shares, to the extent such Properties are immediately contributed by the General Partner to the Partnership, pursuant to the terms described in Section 4.3.D. Any Limited Partner Interests acquired by the General Partner, whether pursuant to exercise by a Limited Partner of its right of Redemption, or otherwise, shall be automatically converted into a General Partner Interest comprised of an identical number of Partnership Units with the same rights, priorities and preferences as the class or series so acquired. If, at any time, the General Partner acquires material assets (other than on behalf of the Partnership) the definition of "REIT Shares Amount" and the definition of "Deemed Value of Partnership Interests" shall be adjusted, as reasonably determined by the General Partner, to reflect the relative Fair Market Value of a share of capital stock of the General Partner relative to the Deemed Partnership Interest Value of the related Partnership Unit. The General Partner's General Partner Interest in the Partnership, its minority interest in any Subsidiary Partnership(s) (held directly or indirectly through a Qualified REIT Subsidiary) that the General Partner holds in order to maintain such Subsidiary Partnership's status as a partnership, and interests in such short-term liquid investments, bank accounts or similar instruments as the General Partner deems necessary to carry out its responsibilities contemplated under this Agreement and the Charter are interests which the General Partner is permitted to acquire and hold for purposes of this
Section 7.5.A.

         B. In the event the General Partner exercises its rights under the Charter to purchase REIT Shares, other capital stock of the General Partner or New Securities, as the case may be, then the General Partner shall cause the Partnership to purchase from it a number of Partnership Units equal to the number of REIT Shares, other capital stock of the General Partner or New Securities, as the case may be, so purchased on the same terms that the General Partner purchased such REIT Shares, other capital stock of the General Partner or New Securities, as the case may be.

Section 7.6 Contracts with Affiliates

         A. The Partnership may lend or contribute to Persons in which it has an equity investment, and such Persons may borrow funds from the Partnership, on terms and conditions established in the sole and absolute discretion of the General Partner. The foregoing authority shall not create any right or benefit in favor of any Person.

         B. Except as provided in Section 7.5.A, the Partnership may transfer assets to joint ventures, other partnerships, corporations or other business entities in which it is or thereby becomes a participant upon such terms and subject to such conditions consistent with this Agreement and applicable law as the General Partner in its sole discretion deems advisable.

         C. The General Partner, in its sole and absolute discretion and without the approval of the Limited Partners, may propose and adopt on behalf of the Partnership employee benefit plans funded by the Partnership for the benefit of employees of the General Partner, the Partnership, Subsidiaries of the Partnership or any Affiliate of any of them in respect of services performed, directly or indirectly, for the benefit of the Partnership, the General Partner, or any of the Partnership's Subsidiaries. The General Partner also is expressly authorized to cause the Partnership to issue to it Partnership Units corresponding to REIT Shares issued by the General Partner pursuant to any Stock Plan or any similar or successor plan and to repurchase such Partnership Units from the General Partner to the extent necessary to permit the General Partner to repurchase such REIT Shares in accordance with such plan.

         D. Except as expressly permitted by this Agreement, neither the General Partner nor any of its Affiliates shall sell, transfer or convey any property to, or purchase any property from, the Partnership, directly or indirectly, except pursuant to transactions that are determined by the General Partner in good faith to be fair and reasonable.

         E. The General Partner is expressly authorized to enter into, in the name and on behalf of the Partnership, a right of first opportunity arrangement and other conflict avoidance agreements with various Affiliates of the Partnership and the General Partner, on such terms as the General Partner, in its sole and absolute discretion, believes are advisable.

Section 7.7 Indemnification

         A. To the fullest extent permitted by law, the Partnership shall indemnify an Indemnitee from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that relate to the operations of the Partnership as set forth in this Agreement in which any Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, unless it is established that: (i) the act or omission of the Indemnitee was material to the matter giving rise to the proceeding and either was committed in bad faith, fraud or was the result of active and deliberate dishonesty; (ii) the Indemnitee actually received an improper personal benefit in money, property or services; or (iii) in the case of any criminal proceeding, the Indemnitee had reasonable cause to believe that the act or omission was unlawful. Without limitation, the foregoing indemnity shall extend to any liability of any Indemnitee, pursuant to a loan guaranty or otherwise, for any indebtedness of the Partnership or any Subsidiary of the Partnership (including, without limitation, any indebtedness which the Partnership or any Subsidiary of the Partnership has assumed or taken subject to), and the General Partner is hereby authorized and empowered, on behalf of the Partnership, to enter into one or more indemnity agreements consistent with the provisions of this Section 7.7 in favor of any Indemnitee having or potentially having liability for any such indebtedness. The termination of any proceeding by judgment, order or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct set forth in this Section 7.7.A. The termination of any proceeding by conviction or upon a plea of nolo contendere or its equivalent, or any entry of an order of probation prior to judgment, creates a rebuttable presumption that the Indemnitee acted in a manner contrary to that specified in this Section 7.7.A. Any indemnification pursuant to this Section 7.7 shall be made only out of the assets of the Partnership, and any insurance proceeds from the liability policy covering the General Partner and any Indemnitee, and neither the General Partner nor any Limited Partner shall have any obligation to contribute to the capital of the Partnership or otherwise provide funds to enable the Partnership to fund its obligations under this Section 7.7, except to the extent otherwise expressly agreed to by such Partner and the Partnership.

         B. Reasonable expenses incurred by an Indemnitee who is a party to a proceeding may be paid or reimbursed by the Partnership in advance of the final disposition of the proceeding upon receipt by the Partnership of (i) a written affirmation by the Indemnitee of the Indemnitee's good faith belief that the standard of conduct necessary for indemnification by the Partnership as authorized in this Section 7.7 has been met, and (ii) a written undertaking by or on behalf of the Indemnitee to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

         C. The indemnification provided by this Section 7.7 shall be in addition to any other rights to which an Indemnitee or any other Person may be entitled under any agreement, pursuant to any vote of the Partners, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity unless otherwise provided in a written agreement pursuant to which such Indemnitee is indemnified.

         D. The Partnership may, but shall not be obligated to, purchase and maintain insurance, on behalf of the Indemnitees and such other Persons as the General Partner shall determine, against any liability that may be asserted against or expenses that may be incurred by such Person in connection with the Partnership's activities, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement.

         E. For purposes of this Section 7.7, the Partnership shall be deemed to have requested an Indemnitee to serve as fiduciary of an employee benefit plan whenever the performance by it of its duties to the Partnership also imposes duties on, or otherwise involves services by, it to the plan or participants or beneficiaries of the plan; excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall constitute fines within the meaning of Section 7.7; and actions taken or omitted by the Indemnitee with respect to an employee benefit plan in the performance of its duties for a purpose reasonably believed by it to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Partnership.

         F. In no event may an Indemnitee subject the Limited Partners to personal liability by reason of the indemnification provisions set forth in this Agreement.

         G. An Indemnitee shall not be denied indemnification in whole or in part under this Section 7.7 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

         H. The provisions of this Section 7.7 are for the benefit of the Indemnitees, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons. Any amendment, modification or repeal of this Section 7.7 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the Partnership's liability to any Indemnitee under this Section 7.7 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

         I. If and to the extent any reimbursements to the General Partner pursuant to this Section 7.7 constitute gross income of the General Partner (as opposed to the repayment of advances made by the General Partner on behalf of the Partnership) such amounts shall constitute guaranteed payments within the meaning of Section 707(c) of the Code, shall be treated consistently therewith by the Partnership and all Partners, and shall not be treated as distributions for purposes of computing the Partners' Capital Accounts.

         J. Any indemnification hereunder is subject to, and limited by, the provisions of Section 10-107 of the Act.

         K. In the event the Partnership is made a party to any litigation or otherwise incurs any loss or expense as a result of or in connection with any Partner's personal obligations or liabilities unrelated to Partnership business, such Partner shall indemnify and reimburse the Partnership for all such loss and expense incurred, including legal fees, and the Partnership interest of such Partner may be charged therefor. The liability of a Partner under this Section 7.7.K shall not be limited to such Partner's Partnership Interest, but shall be enforceable against such Partner personally.

Section 7.8 Liability of the General Partner

         A. Notwithstanding anything to the contrary set forth in this Agreement, none of the General Partner nor any of its officers, directors, agents or employees shall be liable or accountable in damages or otherwise to the Partnership, any Partners or any Assignees, or their successors or assigns, for losses sustained, liabilities incurred or benefits not derived as a result of errors in judgment or mistakes of fact or law or any act or omission if the General Partner acted in good faith.

         B. The Limited Partners expressly acknowledge that the General Partner is acting for the benefit of the Partnership, the Limited Partners and the General Partner's stockholders collectively. The General Partner is under no obligation to give priority to the separate interests of the Limited Partners or the General Partner's stockholders (including, without limitation, the tax consequences to Limited Partners or Assignees or to stockholders) in deciding whether to cause the Partnership to take (or decline to take) any actions. If there is a conflict between the interests of the stockholders of the General Partner on one hand and the Limited Partners on the other, the General Partner shall endeavor in good faith to resolve the conflict in a manner not adverse to either the stockholders of the General Partner or the Limited Partners; provided, however, that for so long as the General Partner, owns a controlling interest in the Partnership, any such conflict that cannot be resolved in a manner not adverse to either the stockholders of the General Partner or the Limited Partners shall be resolved in favor of the stockholders. The General Partner shall not be liable under this Agreement to the Partnership or to any Partner for monetary damages for losses sustained, liabilities incurred, or benefits not derived by Limited Partners in connection with such decisions; provided, that the General Partner has acted in good faith.

         C. Subject to its obligations and duties as General Partner set forth in Section 7.1.A the General Partner may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its agents. The General Partner shall not be responsible for any misconduct or negligence on the part of any such agent appointed by it in good faith.

         D. Any amendment, modification or repeal of this Section 7.8 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the liability of the General Partner and any of its officers, directors, agents and employee's liability to the Partnership and the Limited Partners under this Section 7.8 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

Section 7.9 Other Matters Concerning the General Partner

         A. The General Partner may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

         B. The General Partner may consult with legal counsel, accountants, appraisers, management consultants, investment bankers and other consultants and advisers selected by it, and any act taken or omitted to be taken in reliance upon the opinion of such Persons as to matters which such General Partner reasonably believes to be within such Person's professional or expert competence shall be conclusively presumed to have been done or omitted in good faith and in accordance with such opinion.

         C. The General Partner shall have the right, in respect of any of its powers or obligations hereunder, to act through any of its duly authorized officers and a duly appointed

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

attorney or attorneys-in-fact. Each such attorney shall, to the extent provided by the General Partner in the power of attorney, have full power and authority to do and perform all and every act and duty which is permitted or required to be done by the General Partner hereunder.

         D. Notwithstanding any other provisions of this Agreement or any non-mandatory provision of the Act, any action of the General Partner on behalf of the Partnership or any decision of the General Partner to refrain from acting on behalf of the Partnership, undertaken in the good faith belief that such action or omission is necessary or advisable in order (i) to protect the ability of the General Partner, for so long as the General Partner has determined to qualify as a REIT, to continue to qualify as a REIT or (ii) to avoid the General Partner incurring any taxes under Section 857 or Section 4981 of the Code, is expressly authorized under this Agreement and is deemed approved by all of the Limited Partners.

Section 7.10 Title to Partnership Assets

                  Title to Partnership assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partners, individually or collectively, shall have any ownership interest in such Partnership assets or any portion thereof. Title to any or all of the Partnership assets may be held in the name of the Partnership, the General Partner or one or more nominees, as the General Partner may determine, including Affiliates of the General Partner. The General Partner hereby declares and warrants that any Partnership assets for which legal title is held in the name of the General Partner or any nominee or Affiliate of the General Partner shall be held by the General Partner for the use and benefit of the Partnership in accordance with the provisions of this Agreement; provided, however, that the General Partner shall use its best efforts to cause beneficial and record title to such assets to be vested in the Partnership as soon as reasonably practicable. All Partnership assets shall be recorded as the property of the Partnership in its books and records, irrespective of the name in which legal title to such Partnership assets is held.

Section 7.11 Reliance by Third Parties

                  Notwithstanding anything to the contrary in this Agreement, any Person dealing with the Partnership shall be entitled to assume that the General Partner has full power and authority to encumber, sell or otherwise use in any manner any and all assets of the Partnership and to enter into any contracts on behalf of the Partnership, and such Person shall be entitled to deal with the General Partner as if it were the Partnership's sole party in interest, both legally and beneficially. Each Limited Partner hereby waives any and all defenses or other remedies which may be available against such Person to contest, negate or disaffirm any action of the General Partner in connection with any such dealing. In no event shall any Person dealing with the General Partner or its representatives be obligated to ascertain that the terms of this Agreement have been complied with or to inquire into the necessity or expedience of any act or action of the General Partner or its representatives. Each and every certificate, document or other instrument executed on behalf of the Partnership by the General Partner or its representatives shall be conclusive evidence in favor of any and every Person relying thereon or claiming thereunder that (i) at the time of the execution and delivery of such certificate, document or instrument, this Agreement was in full force and effect, (ii) the Person executing and delivering such certificate, document or instrument was duly authorized and empowered to do so for and on behalf of the

Partnership and (iii) such certificate, document or instrument was duly executed and delivered in accordance with the terms and provisions of this Agreement and is binding upon the Partnership.

                                   ARTICLE 8.
                   RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS

Section 8.1 Limitation of Liability

                  The Limited Partners shall have no liability under this Agreement except as expressly provided in this Agreement or under the Act.

Section 8.2 Management of Business

                  No Limited Partner or Assignee (other than the General Partner, any of its Affiliates or any officer, director, employee, partner, agent or trustee of the General Partner, the Partnership or any of their Affiliates, in their capacity as such) shall take part in the operations, management or control (within the meaning of the Act) of the Partnership's business transact any business in the Partnership's name or have the power to sign documents for or otherwise bind the Partnership. The transaction of any such business by the General Partner, any of its Affiliates or any officer, director, employee, partner, agent or trustee of the General Partner, the Partnership or any of their Affiliates, in their capacity as such, shall not affect, impair or eliminate the limitations on the liability of the Limited Partners or Assignees under this Agreement.

Section 8.3 Outside Activities of Limited Partners

                  Subject to any agreements entered into by a Limited Partner or its Affiliates with the General Partner, Partnership or a Subsidiary, any Limited Partner and any officer, director, employee, agent, trustee, Affiliate or stockholder of any Limited Partner shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities in direct competition with the Partnership or that are enhanced by the activities of the Partnership. Neither the Partnership nor any Partners shall have any rights by virtue of this Agreement in any business ventures of any Limited Partner or Assignee. Subject to such agreements, none of the Limited Partners nor any other Person shall have any rights by virtue of this Agreement or the partnership relationship established hereby in any business ventures of any other Person, other than the Limited Partners benefiting from the business conducted by the General Partner, and such Person shall have no obligation pursuant to this Agreement to offer any interest in any such business ventures to the Partnership, any Limited Partner or any such other Person, even if such opportunity is of a character which, if presented to the Partnership, any Limited Partner or such other Person, could be taken by such Person.

Section 8.4 Return of Capital

                  Except pursuant to the rights of Redemption set forth in
Section 8.6 no Limited Partner shall be entitled to the withdrawal or return of his or her Capital Contribution, except to the extent of distributions made pursuant to this Agreement or upon termination of the Partnership as provided herein. Except as expressly set forth herein, no Limited Partner or Assignee shall have priority over any other Limited Partner or Assignee either as to the return of

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

Capital Contributions, or otherwise expressly provided in this Agreement, or as to profits, losses, distributions or credits.

Section 8.5 Rights of Limited Partners Relating to the Partnership

         A. In addition to other rights provided by this Agreement or by the Act, and except as limited by Section 8.5.C, each Limited Partner shall have the right, for a purpose reasonably related to such Limited Partner's interest as a limited partner in the Partnership, upon written demand with a statement of the purpose of such demand and at such Limited Partner's expense:

                  (1) to obtain a copy of the most recent annual and quarterly reports filed with the Securities and Exchange Commission by the General Partner pursuant to the Securities Exchange Act, and each communication sent to the stockholders of the General Partner;

                  (2) to obtain a copy of the Partnership's federal, state and local income tax returns for each Partnership Year;

                  (3) to obtain a current list of the name and last known business, residence or mailing address of each Partner;

                  (4) to obtain a copy of this Agreement and the Certificate and all amendments thereto, together with executed copies of all powers of attorney pursuant to which this Agreement, the Certificate and all amendments thereto have been executed; and

                  (5) to obtain true and full information regarding the amount of cash and a description and statement of any other property or services contributed by each Partner and which each Partner has agreed to contribute in the future, and the date on which each became a Partner.

         B. The Partnership shall notify each Limited Partner in writing of any adjustment made in the calculation of the REIT Shares Amount within a reasonable time after the date such change becomes effective.

         C. Notwithstanding any other provision of this Section 8.5, the General Partner may keep confidential from the Limited Partners, for such period of time as the General Partner determines in its sole and absolute discretion to be reasonable, any information that (i) the General Partner believes to be in the nature of trade secrets or other information the disclosure of which the General Partner in good faith believes is not in the best interests of the Partnership or (ii) the Partnership or the General Partner is required by law or by agreements with unaffiliated third parties to keep confidential.

Section 8.6 Redemption Rights

         A. On or after the date fourteen (14) months after (i) the Effective Date, with respect to the Partnership Units acquired on or contemporaneously with the Effective Date, (ii) the respective Option Agreement Effective Date, with respect to the Partnership Units received pursuant to Option Agreements, (iii) the ROFO Agreement Effective Date, with respect to the Partnership Units received pursuant to the ROFO Agreement, or on or after such later date as expressly provided in an agreement entered into between the Partnership and any Limited Partner, each Limited Partner shall have the right (subject to the terms and conditions set forth herein and in any other such agreement, as applicable) to require the Partnership to redeem all or a portion of the Partnership Units held by such Limited Partner (such Partnership Units being hereafter referred to as "Tendered Units") in exchange for the Cash Amount (a "Redemption"); provided that the terms of such Partnership Units do not provide that such Partnership Units are not entitled to a right of Redemption. Unless otherwise expressly provided in this Agreement or in a separate agreement entered into between the Partnership and the holders of such Partnership Units, all Partnership Units shall be entitled to a right of Redemption hereunder. The Tendering Partner shall have no right, with respect to any Partnership Units so redeemed, to receive any distributions paid on or after the Specified Redemption Date. Any Redemption shall be exercised pursuant to a Notice of Redemption delivered to the General Partner by the Limited Partner who is exercising the right (the "Tendering Partner"). The Cash Amount shall be payable to the Tendering Partner within ten (10) days of the Specified Redemption Date.

         B. Notwithstanding Section 8.6.A above, if a Limited Partner has delivered to the General Partner a Notice of Redemption then the General Partner may, in its sole and absolute discretion, (subject to the limitations on ownership and transfer of REFT Shares set forth in the Charter) elect to acquire some or all of the Tendered Units from the Tendering Partner in exchange for the REIT Shares Amount (as of the Specified Redemption Date) and, if the General Partner so elects, the Tendering Partner shall sell the Tendered Units to the General Partner in exchange for the REIT Shares Amount. In such event, the Tendering Partner shall have no right to cause the Partnership to redeem such Tendered Units. The General Partner shall promptly give such Tendering Partner written notice of its election, and the Tendering Partner may elect to withdraw its redemption request at any time prior to the acceptance of the cash or REIT Shares Amount by such Tendering Partner.

         C. The REIT Shares Amount, if applicable, shall be delivered as duly authorized, validly issued, fully paid and nonassessable REIT Shares and, if applicable, free of any pledge, lien, encumbrance or restriction, other than those provided in the Charter, the Bylaws of the General Partner, the Securities Act, relevant state securities or blue sky laws and any applicable registration rights agreement with respect to such REIT Shares entered into by the Tendering Partner. Notwithstanding any delay in such delivery (but subject to Section 8.6.E), the Tendering Partner shall be deemed the owner of such REIT Shares for all purposes, including without limitation, rights to vote or consent, and receive dividends, as of the Specified Redemption Date. In addition, the REIT Shares for which the Partnership Units might be exchanged shall also bear a legend which generally provides the following:

                  THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON BENEFICIAL AND CONSTRUCTIVE OWNERSHIP AND TRANSFER FOR THE PURPOSE OF THE CORPORATION'S MAINTENANCE OF ITS STATUS AS A REAL ESTATE INVESTMENT TRUST ("REIT") UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). SUBJECT TO CERTAIN FURTHER RESTRICTIONS AND EXCEPT AS EXPRESSLY PROVIDED IN THE CORPORATION'S ARTICLES OF AMENDMENT AND RESTATEMENT, (i) NO PERSON MAY BENEFICIALLY OR CONSTRUCTIVELY OWN SHARES OF THE CORPORATION'S COMMON STOCK IN EXCESS OF 9.8% (BY VALUE

OR BY NUMBER OF SHARES, WHICHEVER IS MORE RESTRICTIVE) OF THE OUTSTANDING COMMON STOCK OF THE CORPORATION; (ii) NO PERSON MAY BENEFICIALLY OR CONSTRUCTIVELY OWN SHARES OF COMMON STOCK THAT WOULD RESULT IN THE CORPORATION BEING "CLOSELY HELD" UNDER SECTION 856(h) OF THE CODE OR OTHERWISE CAUSE THE CORPORATION TO FAIL TO QUALIFY AS A REIT; AND (iii) NO PERSON MAY TRANSFER SHARES OF COMMON STOCK IF SUCH TRANSFER WOULD RESULT IN THE CAPITAL STOCK OF THE CORPORATION BEING OWNED BY FEWER THAN 100 PERSONS. ANY PERSON WHO BENEFICIALLY OR CONSTRUCTIVELY OWNS OR ATTEMPTS TO BENEFICIALLY OR CONSTRUCTIVELY OWN SHARES OF COMMON STOCK IN VIOLATION OF THE ABOVE LIMITATIONS MUST IMMEDIATELY NOTIFY THE CORPORATION. IF ANY OF THE RESTRICTIONS ON TRANSFER OR OWNERSHIP ARE VIOLATED, THE SHARES OF COMMON STOCK REPRESENTED HEREBY WILL BE AUTOMATICALLY TRANSFERRED TO THE TRUSTEE OF A TRUST FOR THE BENEFIT OF ONE OR MORE CHARITABLE BENEFICIARIES. IN ADDITION, THE CORPORATION MAY REDEEM SHARES UPON THE TERMS AND CONDITIONS SPECIFIED BY THE BOARD OF DIRECTORS IN ITS SOLE DISCRETION IF THE BOARD OF DIRECTORS DETERMINES THAT OWNERSHIP OR A TRANSFER OR OTHER EVENT MAY VIOLATE THE RESTRICTIONS DESCRIBED ABOVE. FURTHERMORE, UPON THE OCCURRENCE OF CERTAIN EVENTS, ATTEMPTED TRANSFERS IN VIOLATION OF THE RESTRICTIONS DESCRIBED ABOVE MAY BE VOID AB INITIO. ALL TERMS IN THIS LEGEND THAT ARE DEFINED IN THE ARTICLES OF AMENDMENT AND RESTATEMENT OF THE CORPORATION SHALL HAVE THE MEANINGS ASCRIBED TO THEM IN THE ARTICLES OF AMENDMENT AND RESTATEMENT OF THE CORPORATION, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH, INCLUDING THE RESTRICTIONS ON TRANSFER AND OWNERSHIP, WILL BE FURNISHED TO EACH HOLDER OF SHARES OF COMMON STOCK ON REQUEST AND WITHOUT CHARGE. REQUESTS FOR SUCH A COPY MAY BE DIRECTED TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL OFFICE.

         D. Each Limited Partner covenants and agrees with the General Partner that all Tendered Units shall be delivered to the General Partner free and clear of all liens, claims and encumbrances whatsoever and should any such liens, claims and/or encumbrances exist or arise with respect to such Tendered Units, the General Partner shall be under no obligation to acquire the same. Each Limited Partner further agrees that, in the event any state or local property transfer tax is payable as a result of the transfer of its Tendered Units to the General Partner (or its designee), such Limited Partner shall assume and pay such transfer tax.

         E. Notwithstanding the provisions of Section 8.6. A, 8.6.B, 8.6.C or any other provision of this Agreement, a Limited Partner (i) shall not be entitled to effect a Redemption for cash or an exchange for REIT Shares to the extent the ownership or right to acquire REIT Shares pursuant to such exchange by such Partner on the Specified Redemption Date could cause such Partner or any other Person to violate the restrictions on ownership and transfer of REIT Shares set forth in the Charter and (ii) shall have no rights under this Agreement to acquire REIT Shares which would otherwise be prohibited under the Charter. To the extent any attempted Redemption or exchange for REIT Shares would be in violation of this Section 8.6.E, it shall be null and void ab initio and such Limited Partner shall not acquire any rights or economic interest in the cash otherwise payable upon such Redemption or the REIT Shares otherwise issuable upon such exchange.

         F. Notwithstanding anything herein to the contrary (but subject to Section 8.6.E), with respect to any Redemption or exchange for REIT Shares pursuant to this Section 8.6:

                  (1) All Partnership Units acquired by the General Partner pursuant thereto shall automatically, and without further action required, be converted into and deemed to be General Partner Interests comprised of the same number and class of Partnership Units.

                  (2) Without the consent of the General Partner, each Limited Partner may not effect a Redemption for less than 1,000 Partnership Units or, if the Limited Partner holds less than 1,000 Partnership Units, all of the Partnership Units held by such Limited Partner.

                  (3) Without the consent of the General Partner, each Limited Partner may not effect a Redemption during the period after the Partnership Record Date with respect to a distribution and before the record date established by the General Partner for a distribution to its stockholders of some or all of its portion of such distribution.

                  (4) The consummation of any Redemption or exchange for REIT Shares shall be subject to the expiration or termination of the applicable waiting period, if any, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

                  (5) Each Tendering Partner shall continue to own all Partnership Units subject to any Redemption or exchange for REIT Shares, and be treated as a Limited Partner with respect to such Partnership Units for all purposes of this Agreement, until such Partnership Units are transferred to the General Partner and paid for or exchanged on the Specified Redemption Date. Until a Specified Redemption Date, the Tendering Partner shall have no rights as a stockholder of the General Partner with respect to such Tendering Partner's Partnership Units.

         G. In the event that the Partnership issues additional Partnership Interests to any Additional Limited Partner pursuant to Section 4.3.B, the General Partner shall make such revisions to this Section 8.6 as it determines are necessary to reflect the issuance of such additional Partnership Interests.

                                   ARTICLE 9.
                     BOOKS, RECORDS, ACCOUNTING AND REPORTS

Section 9.1 Records and Accounting

                  The General Partner shall keep or cause to be kept at the principal office of the Partnership appropriate books and records with respect to the Partnership's business, including without limitation, all books and records necessary to provide to the Limited Partners any information, lists and copies of documents required to be provided pursuant to Section 9.3. Any records maintained by or on behalf of the Partnership in the regular course of its business may be kept on, or be in the form of any information storage device, provided, that the records so maintained are convertible into clearly legible written form within a reasonable period of time.

The books of the Partnership shall be maintained, for financial and tax reporting purposes, on an accrual basis in accordance with generally accepted accounting principles.

Section 9.2 Fiscal Year

                  The fiscal year of the Partnership shall be the calendar year.

Section 9.3 Reports

         A. As soon as practicable, but in no event later than 105 days after the close of each Partnership Year, or such earlier date as they are filed with the Securities and Exchange Commission, the General Partner shall cause to be mailed to each Limited Partner as of the close of the Partnership Year, an annual report containing financial statements of the Partnership, or of the General Partner if such statements are prepared solely on a consolidated basis with the General Partner, for such Partnership Year, presented in accordance with generally accepted accounting principles, such statements to be audited by a nationally recognized firm of independent public accountants selected by the General Partner.

         B. As soon as practicable, but in no event later than 45 days after the close of each calendar quarter (except the last calendar quarter of each year), or such earlier date as they are filed with the Securities and Exchange Commission, the General Partner shall cause to be mailed to each Limited Partner as of the last day of the calendar quarter, a report containing unaudited financial statements of the Partnership, or of the General Partner, if such statements are prepared solely on a consolidated basis with the applicable law or regulation, or as the General Partner determines to be appropriate.

Section 9.4 Nondisclosure of Certain Information

                  Notwithstanding the provisions of Sections 9.1 and 9.3, the General Partner may keep confidential from the Limited Partners any information that the General Partner believes to be in the nature of trade secrets or other information the disclosure of which the General Partner in good faith believes is not in the best interest of the Partnership or which the Partnership is required by law or by agreements with unaffiliated third parties to keep confidential.

                                   ARTICLE 10.
                                   TAX MATTERS

Section 10.1 Preparation of Tax Returns

                  The General Partner shall arrange for the preparation and timely filing of all returns of Partnership income, gains, deductions, losses and other items required of the Partnership for federal and state income tax purposes and shall use all reasonable efforts to furnish, within 90 days of the close of each taxable year, the tax information reasonably required by Limited Partners for federal and state income tax reporting purposes. Each Limited Partner shall promptly provide the General Partner with any information reasonably requested by the General Partner relating to any Contributed Property contributed (directly or indirectly) by such Limited Partner to the Partnership.

Section 10.2 Tax Elections

                  Except as otherwise provided herein, the General Partner shall, in its sole and absolute discretion, determine whether to make any available election pursuant to the Code, including the election under Section 754 of the Code. The General Partner shall have the right to seek to revoke any such election (including without limitation, any election under Section 754 of the Code) upon the General Partner's determination in its sole and absolute discretion that such revocation is the best interests of the Partners.

Section 10.3 Tax Matters Partner

         A. The General Partner shall be the "tax matters partner" of the Partnership for federal income tax purposes. Pursuant to Section 6223(c) of the Code, upon receipt of notice from the IRS of the beginning of an administrative proceeding with respect to the Partnership, the tax matters partner shall furnish the IRS with the name, address and profit interest of each of the Limited Partners and Assignees; provided, however, that such information is provided to the Partnership by the Limited Partners and Assignees.

         B.       The tax matters partner is authorized, but not required:

                  (1) to enter into any settlement with the IRS with respect to any administrative or judicial proceedings for the adjustment of Partnership items required to be taken into account by a Partner for income tax purposes (such administrative proceedings being referred to as a "tax audit" and such judicial proceedings being referred to as "judicial review"), and in the settlement agreement the tax matters partner may expressly state that such agreement shall bind all Partners, except that such settlement agreement shall not bind any Partner (i) who (within the time prescribed pursuant to the Code and Regulations) files a statement with the IRS providing that the tax matters partner shall not have the authority to enter into a settlement agreement on behalf of such Partner or (ii) who is a "notice partner" (as defined in Section 6231 of the Code) or a member of a "notice group" (as defined in Section 6223
(b)(2) of the Code);

                  (2) in the event that a notice of a final administrative adjustment at the Partnership level of any item required to be taken into account by a Partner for tax purposes (a "final adjustment") is mailed to the tax matters partner, to seek judicial review of such final adjustment, including the filing of a petition for readjustment with the Tax Court or the United States Claims Court, or the filing of a complaint for refund with the District Court of the United States for the district in which the Partnership's principal place of business is located;

                  (3) to intervene in any action brought by any other Partner for judicial review of a final adjustment;

                  (4) to file a request for an administrative adjustment with the IRS at any time and, if any part of such request is not allowed by the IRS, to file an appropriate pleading (petition or complaint) for judicial review with respect to such request;

                  (5) to enter into an agreement with the IRS to extend the period for assessing any tax which is attributable to any item required to be taken into account by a Partner for tax purposes, or an item affected by such item; and

                  (6) to take any other action on behalf of the Partners of the Partnership in connection with any tax audit or judicial review proceeding to the extent permitted by applicable law or regulations.

                  The taking of any action and the incurring of any expense by the tax matters partner in connection with any such proceeding, except to the extent required by law, is a matter in the sole and absolute discretion of the tax matters partner and the provisions relating to indemnification of the General Partner set forth in Section 7.7 shall be fully applicable to the tax matters partner in its capacity as such.

         C. The tax matters partner shall receive no compensation for its services. All third party costs and expenses incurred by the tax matters partner in performing its duties as such (including legal and accounting fees) shall be borne by the Partnership. Nothing herein shall be construed to restrict the Partnership from engaging an accounting firm to assist the tax matters partner in discharging its duties hereunder, so long as the compensation paid by the Partnership for such services is reasonable.

Section 10.4 Organizational Expenses

                  The Partnership shall elect to deduct expenses, if any, incurred by it in organizing the Partnership ratably over a 60-month period as provided in Section 709 of the Code.

Section 10.5 Withholding

                  Each Limited Partner hereby authorizes the Partnership to withhold from or pay on behalf of or with respect to such Limited Partner any amount of federal, state, local, or foreign taxes that the General Partner determines that the Partnership is required to withhold or pay with respect to any amount distributable or allocable to such Limited Partner pursuant to this Agreement, including, without limitation, any taxes required to be withheld or paid by the Partnership pursuant to Sections 1441,1442,1445 or 1446 of the Code. Any amount paid on behalf of or with respect to a Limited Partner shall constitute a receivable of the Partnership from such Limited Partner, which receivable shall be paid by such Limited Partner within 15 days after notice from the General Partner that such payment must be made unless (i) the Partnership withholds such payment from a distribution which would otherwise be made to the Limited Partner or (ii) the General Partner determines, in its sole and absolute discretion, that such payment may be satisfied out of the available funds of the Partnership which would, but for such payment, be distributed to the Limited Partner. Any amounts withheld pursuant to the foregoing clauses (i) or (ii) shall be treated as having been distributed to such Limited Partner. Each Limited Partner hereby unconditionally and irrevocably grants to the Partnership a security interest in such Limited Partner's Partnership Interest to secure such Limited Partner's obligation to pay to the Partnership any amounts required to be paid pursuant to this Section 10.5. Any amounts payable by a Limited Partner hereunder shall bear interest at the base rate on corporate loans at large United States money center commercial banks, as published from time to time in the Wall Street Journal, plus two percentage points (but not higher than the maximum lawful rate) from the date such amount is due (i.e., 15 days after demand) until such amount is paid in full. Each Limited Partner shall take such actions as the Partnership or the General Partner shall request in order to perfect or enforce the security interest created hereunder.

                                   ARTICLE 11.
                            TRANSFERS AND WITHDRAWALS

Section 11.1 Transfer

         A. The term "transfer," when used in this Article 11 with respect to a Partnership Interest, shall be deemed to refer to a transaction by which the General Partner purports to assign its General Partner Interest to another Person or by which a Limited Partner purports to assign its Limited Partner Interest to another Person, and includes a sale, assignment, gift (outright or in trust), pledge, encumbrance, hypothecation, mortgage, exchange or any other disposition by law or otherwise. The term "transfer" when used in this Article 11 does not include any Redemption or exchange for REIT Shares pursuant to
Section 8.6 except as otherwise provided herein. No part of the interest of a Limited Partner shall be subject to the claims of any creditor, any spouse for alimony or support, or to legal process, and may not be voluntarily or involuntarily alienated or encumbered except as may be specifically provided for in this Agreement or consented to by the General Partner.

         B. No Partnership Interest shall be transferred, in whole or in part, except in accordance with the terms and conditions set forth in this
Article 11. Any transfer or purported transfer of a Partnership Interest not made in accordance with this Article 11 shall be null and void ab initio unless otherwise consented by the General Partner in its sole and absolute discretion.

Section 11.2 Transfer of General Partner's Partnership Interest

         A. Except in connection with a Termination Transaction permitted under Section 11.2.B, the General Partner shall not withdraw from the Partnership and shall not transfer all or any portion of its interest in the Partnership (whether by sale, statutory merger or consolidation, liquidation or otherwise) without the Consent of the Limited Partners, which may be given or withheld by each Limited Partner in its sole and absolute discretion, and only upon the admission of a successor General Partner pursuant to Section 12.1. Upon any transfer of a Partnership Interest in accordance with the provisions of this
Section 11.2, the transferee shall become a Substitute General Partner for all purposes herein, and shall be vested with the powers and rights of the transferor General Partner, and shall be liable for all obligations and responsible for all duties of the General Partner, once such transferee has executed such instruments as may be necessary to effectuate such admission and to confirm the agreement of such transferee to be bound by all the terms and provisions of this Agreement with respect to the Partnership Interest so acquired. It is a condition to any transfer otherwise permitted hereunder that the transferee assumes, by operation of law or express agreement, all of the obligations of the transferor General Partner under this Agreement with respect to such transferred Partnership Interest, and no such transfer (other than pursuant to a statutory merger or consolidation wherein all obligations and liabilities of the transferor General Partner are assumed by a successor corporation by operation of law) shall relieve the transferor General Partner of its obligations under this Agreement without the Consent of the Limited Partners, in their reasonable discretion. In the event the General Partner withdraws from the Partnership, in violation of this Agreement or otherwise, or otherwise dissolves or terminates, or upon the Incapacity of the General Partner,

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

all of the remaining Partners may elect to continue the Partnership business by selecting a Substitute General Partner in accordance with the Act.

         B. The General Partner shall not engage in any merger, consolidation or other combination with or into another person, sale of all or substantially all of its assets or any reclassification, recapitalization or change of its outstanding equity interests ("Termination Transaction") unless
(1) the Termination Transaction has been approved by a Consent of the Partners and (2) either clause (a) or (b) below is satisfied:

                           (a)      in connection with such Termination
Transaction all Limited Partners either will receive, or will have the right to elect to receive, for each Partnership Unit an amount of cash, securities, or other property equal to the product of the REIT Shares Amount and the greatest amount of cash, securities or other property paid to a holder of one REIT Share in consideration of one REIT Share at any time during the period commencing upon and continuing after the date on which the Termination Transaction is consummated; provided, that, if, in connection with the Termination Transaction, a purchase, tender or exchange offer shall have been made to and accepted by the holders of more than fifty percent (50%) of the outstanding REIT Shares, each holder of Partnership Units shall receive, or shall have the right to elect to receive, the greatest amount of cash, securities, or other property which such holder would have received had it exercised its right to Redemption (as set forth in Section 8.6) and received REIT Shares in exchange for its Partnership Units immediately prior to the expiration of such purchase, tender or exchange offer and had thereupon accepted such purchase, tender or exchange offer and then such Termination Transaction shall have been consummated; or

                           (b)      the following conditions are met: (i)
substantially all of the assets directly or indirectly owned by the surviving entity are held directly or indirectly by the Partnership or another limited partnership or limited liability company which is the survivor of a merger, consolidation or combination of assets with the Partnership (in each case, the "Surviving Partnership"); (ii) the holders of Partnership Units own a percentage interest of the Surviving Partnership based on the relative fair market value of the net assets of the Partnership and the other net assets of the Surviving Partnership immediately prior to the consummation of such transaction; (iii) the rights, preferences and privileges of such holders in the Surviving Partnership are at least as favorable as those in effect immediately prior to the consummation of such transaction and as those applicable to any other limited partners or non-managing members of the Surviving Partnership; and (iv) such rights of the Limited Partners include at least one of the following: (a) the right to redeem their interests in the Surviving Partnership for the consideration available to such persons pursuant to Section 11.2.B(2)(a); or (b) the right to redeem their Partnership Units for cash on terms equivalent to those in effect with respect to their Partnership Units immediately prior to the consummation of such transaction, or, if the ultimate controlling person of the Surviving Partnership has publicly traded common equity securities, such common equity securities, with an exchange ratio based on the determination of relative fair market value of such securities and the REIT Shares.

Section 11.3 Limited Partners' Rights to Transfer

         A. Prior to the fourteen (14) months after the closing of the initial public offering of REIT Shares, no Limited Partner shall transfer all or any portion of its Partnership Interest to any

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

transferee without the consent of the General Partner, which consent may be withheld in its sole and absolute discretion; provided, however, that any Limited Partner may, at any time (whether prior to or after such fourteen (14) month period), without the consent of the General Partner, (i) transfer all or any portion of its Partnership Interest to the General Partner, (ii) transfer all or any portion of its Partnership Interest to an Affiliate, another original Limited Partner or to an Immediate Family Member, subject to the provisions of
Section 11.6, (iii) transfer all or any portion of its Partnership Interest to a trust for the benefit of a charitable beneficiary or to a charitable foundation, subject to the provisions of Section 11.6, and (iv) subject to the provisions of
Section 11.6, pledge (a "Pledge") all or any portion of its Partnership Interest to a lending institution, which is not an Affiliate of such Limited Partner, as collateral or security for a bona fide loan or other extension of credit, and transfer such pledged Partnership Interest to such lending institution in connection with the exercise of remedies under such loan or extension or credit, and the transfer of such pledged Partnership Interest by the lender to any transferee. After such fourteen (14) month anniversary, each Limited Partner or Assignee (resulting from a transfer made pursuant to clauses (i)-(iv) of the proviso of the preceding sentence) shall have the right to transfer all or any portion of its Partnership Interest, subject to the provisions of Section 11.6 and the satisfaction of each of the following conditions (in addition to the right of each such Limited Partner or Assignee to continue to make any such transfer permitted by clauses (i)-(iv) of such proviso without satisfying either of the following conditions):

                  (1) General Partner Right of First Refusal. The transferring Partner shall give written notice of the proposed transfer to the General Partner, which notice shall state (i) the identity of the proposed transferee, and (ii) the amount and type of consideration proposed to be received for the transferred Partnership Units. The General Partner shall have ten (10) days upon which to give the transferring Partner notice of its election to acquire the Partnership Units on the proposed terms. If it so elects, it shall purchase the Partnership Units on such terms within ten (10) days after giving notice of such election. If it does not so elect, the transferring Partner may transfer such Partnership Units to a third party, on economic terms no more favorable to the transferee than the proposed terms, subject to the other conditions of this Section 11.3.

                  (2) Qualified Transferee. Any transfer of a Partnership Interest shall be made only to Qualified Transferees.

                  It is a condition to any transfer otherwise permitted hereunder that the transferee assumes by operation of law or express agreement all of the obligations of the transferor Limited Partner under this Agreement with respect to such transferred Partnership Interest and no such transfer (other than pursuant to a statutory merger or consolidation wherein all obligations and liabilities of the transferor Partner are assumed by a successor corporation by operation of law) shall relieve the transferor Partner of its obligations under this Agreement without the approval of the General Partner, in its reasonable discretion. Notwithstanding the foregoing, any transferee of any transferred Partnership Interest shall be subject to any and all ownership limitations contained in the Charter and to the representations in Section 3.4.D. Any transferee, whether or not admitted as a Substituted Limited Partner, shall take subject to the obligations of the transferor hereunder. Unless admitted as a Substitute Limited Partner, no transferee, whether by a voluntary transfer, by operation of law or otherwise, shall have any rights hereunder, other than the rights of an Assignee as provided in Section 11.5.

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

         B. If a Limited Partner is subject to Incapacity, the executor, administrator, trustee, committee, guardian, conservator, or receiver of such Limited Partner's estate shall have all the rights of a Limited Partner, but not more rights than those enjoyed by other Limited Partners, for the purpose of settling or managing the estate, and such power as the Incapacitated Limited Partner possessed to transfer all or any part of his or its interest in the Partnership. The Incapacity of a Limited Partner, in and of itself, shall not dissolve or terminate the Partnership.

         C. The General Partner may prohibit any transfer otherwise permitted under Section 11.3 by a Limited Partner of his or her Partnership Units if, in the opinion of legal counsel to the Partnership, such transfer would require the filing of a registration statement under the Securities Act by the Partnership or would otherwise violate any federal or state securities laws or regulations applicable to the Partnership or the Partnership Unit.

Section 11.4 Substituted Limited Partners

         A. No Limited Partner shall have the right to substitute a transferee as a Limited Partner in his or her place (including any transferee permitted by Section 11.3). The General Partner shall, however, have the right to consent to the admission of a transferee of the interest of a Limited Partner pursuant to this Section 11.4 as a Substituted Limited Partner, which consent may be given or withheld by the General Partner in its sole and absolute discretion. The General Partner's failure or refusal to permit a transferee of any such interests to become a Substituted Limited Partner shall not give rise to any cause of action against the Partnership or any Partner.

         B. A transferee who has been admitted as a Substituted Limited Partner in accordance with this Article 11 shall have all the rights and powers and be subject to all the restrictions and liabilities of a Limited Partner under this Agreement. The admission of any transferee as a Substituted Limited Partner shall be subject to the transferee executing and delivering to the Partnership an acceptance of all of the terms and conditions of this Agreement (including without limitation, the provisions of Section 2.4 and such other documents or instruments as may be required to effect the admission), each in form and substance satisfactory to the General Partner) and the acknowledgment by such transferee that each of the representations and warranties set forth in
Section 3.4 are true and correct with respect to such transferee as of the date of the transfer of the Partnership Interest to such transferee and will continue to be true to the extent required by such representations and warranties.

         C. Upon the admission of a Substituted Limited Partner, the General Partner shall amend Exhibit A to reflect the name, address, number of Partnership Units, and Percentage Interest of such Substituted Limited Partner and to eliminate or adjust, if necessary, the name, address and interest of the predecessor of such Substituted Limited Partner.

Section 11.5 Assignees

                  If the General Partner, in its sole and absolute discretion, does not consent to the admission of any permitted transferee under Section 11.3 as a Substituted Limited Partner, as described in Section 11.4, such transferee shall be considered an Assignee for purposes of this Agreement. An Assignee shall be entitled to all the rights of an assignee of a limited partnership interest under the Act, including the right to receive distributions from the Partnership and the

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

share of Net Income, Net Losses, gain and loss attributable to the Partnership Units assigned to such transferee, the rights to transfer the Partnership Units provided in this Article 11, the right of Redemption provided in Section 8.6, but shall not be deemed to be a holder of Partnership Units for any other purpose under this Agreement, and shall not be entitled to effect a Consent with respect to such Partnership Units on any matter presented to the Limited Partners for approval (such Consent remaining with the transferor Limited Partner). In the event any such transferee desires to make a further assignment of any such Partnership Units, such transferee shall be subject to all the provisions of this Article 11 to the same extent and in the same manner as any Limited Partner desiring to make an assignment of Partnership Units. Notwithstanding anything contained in this Agreement to the contrary, as a condition to becoming an Assignee, any prospective Assignee must first execute and deliver to the Partnership an acknowledgment that each of the representations and warranties set forth in Section 3.4 are true and correct with respect to such prospective Assignee as of the date of the prospective assignment of the Partnership Interest to such prospective Assignee and will continue to be true to the extent required by such representations or warranties.

Section 11.6 General Provisions

         A. No Limited Partner may withdraw from the Partnership other than as a result of (i) a permitted transfer of all of such Limited Partner's Partnership Units in accordance with this Article 11 and the transferee(s) of such Partnership Units being admitted to the Partnership as a Substituted Limited Partner or (ii) pursuant to the exercise of its right of Redemption of all of such Limited Partner's Partnership Units under Section 8.6; provided that after such transfer, exchange or redemption such Limited Partner owns no Partnership Units.

         B. Any Limited Partner who shall transfer all of such Limited Partner's Partnership Units in a transfer permitted pursuant to this Article 11 where such transferee was admitted as a Substituted Limited Partner or pursuant to the exercise of its rights of Redemption of all of such Limited Partner's Partnership Units under Section 8.6 shall cease to be a Limited Partner; provided that after such transfer, exchange or redemption such Limited Partner owns no Partnership Units.

         C. Transfers pursuant to this Article 11 may only be made on the first day of a fiscal quarter of the Partnership, unless the General Partner otherwise agrees.

         D. If any Partnership Interest is transferred, assigned or redeemed during any quarterly segment of the Partnership's fiscal year in compliance with the provisions of this Article 11 or transferred or redeemed pursuant to Section 8.6, on any day other than the first day of a Partnership Year, then Net Income, Net Losses, each item thereof and all other items attributable to such Partnership Interest for such fiscal year shall be divided and allocated between the transferor Partner and the transferee Partner by taking into account their varying interests during the fiscal year using a method selected by the General Partner that is in accordance with Section 706(d) of the Code. All distributions of Available Cash with respect to which the Partnership Record Date is before the date of such transfer, assignment, exchange or redemption shall be made to the transferor Partner, and all distributions of Available Cash thereafter, in the case of a transfer or assignment other than a redemption, shall be made to the transferee Partner.

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

         E. In addition to any other restrictions on transfer herein contained, including without limitation the provisions of this Article 11 and
Section 2.6, in no event may any transfer or assignment of a Partnership Interest by any Partner (including pursuant to a Redemption or exchange for REIT Shares pursuant to Section 8.6) be made (i) to any person or entity who lacks the legal right, power or capacity to own a Partnership Interest; (ii) in violation of applicable law; (iii) except with the consent of the General Partner, which may be given or withheld in its sole and absolute discretion, of any component portion of a Partnership Interest, such as the Capital Account, or rights to distributions, separate and apart from all other components of a Partnership Interest; (iv) except with the consent of the General Partner, which may be given or withheld in its sole and absolute discretion, if in the opinion of legal counsel to the Partnership such transfer could cause a termination of the Partnership for federal or state income tax purposes (except as a result of the Redemption or exchange for REIT Shares of all Partnership Units held by all Limited Partners or pursuant to a transaction expressly permitted under Section 11.2); (v) if in the opinion of counsel to the Partnership such transfer could cause the Partnership to cease to be classified as a partnership for federal income tax purposes (except as a result of the Redemption or exchange for REIT Shares of all Partnership Units held by all Limited Partners); (vi) if such transfer would cause the Partnership to become, with respect to any employee benefit plan subject to Title I of ERISA, a "party-in-interest" (as defined in Section 3(14) of ERISA) or a "disqualified person" (as defined in Section 4975(c) of the Code); (vii) if such transfer would, in the opinion of counsel to the Partnership, cause any portion of the assets of the Partnership to constitute assets of any employee benefit plan pursuant to Department of Labor Regulations Section 2510.2-101; (viii) if such transfer requires the registration of such Partnership Interest pursuant to any applicable federal or state securities laws; (ix) except with the consent of the General Partner, which may be given or withheld in its sole and absolute discretion, if such transfer (1) could be treated as effectuated through an "established securities market" or a "secondary market" (or the substantial equivalent thereof) within the meaning of Section 7704 of the Code, (2) could cause the Partnership to become a "Publicly Traded Partnership," as such term is defined in Sections 469(k)(2) or 7704(b) of the Code or (3) could cause the Partnership to fail one or more of the Safe Harbors (as defined below); (x) if such transfer subjects the Partnership to be regulated under the Investment Company Act of 1940, the Investment Advisors Act of 1940 or the Employee Retirement Income Security Act of 1974, each as amended; (xi) except with the consent of the General Partner, which may be given or withheld in its sole discretion, if the transferee or assignee of such Partnership Interest is unable to make the representations set forth in Section 3.4.C; (xii) if such transfer is made to a lender to the Partnership or any Person who is related (within the meaning of Section 1.752-4(b) of the Regulations) to any lender to the Partnership whose loan constitutes a Nonrecourse Liability, except with the consent of the General Partner, which may be given or withheld in its sole and absolute discretion; and provided, that, as a condition to granting such consent the lender may be required to enter into an arrangement with the Partnership and the General Partner to redeem or exchange for the REIT Shares Amount any Partnership Units in which a security interest is held simultaneously with the time at which such lender would be deemed to be a partner in the Partnership for purposes of allocating liabilities to such lender under Section 752 of the Code; or (xiii) if in the opinion of legal counsel for the Partnership such transfer could adversely affect the ability of the General Partner to continue to qualify as a REIT or, except with the consent of the General Partner, which may be given or withheld in its sole and absolute discretion, subject the General Partner to any additional taxes under Section 857 or Section 4981 of the Code.

         F. The General Partner shall monitor the transfers of interests in the Partnership to determine (i) if such interests are being traded on an "established securities market" or a "secondary market (or the substantial equivalent thereof)" within the meaning of Section 7704 of the Code and (ii) whether such transfers of interests would result in the Partnership being unable to qualify for the "safe harbors" set forth in Regulations Section 1.7704-1 (or such other guidance subsequently published by the IRS setting forth safe harbors under which interests will not be treated as "readily tradable on a secondary market (or the substantial equivalent thereof)" within the meaning of Section 7704 of the Code) (the "Safe Harbors"). The General Partner shall have the authority (but shall not be required) to take any steps it determines are necessary or appropriate in its sole and absolute discretion to prevent any trading of interests which could cause the Partnership to become a "publicly traded partnership," or any recognition by the Partnership of such transfers, or to insure that one or more of the Safe Harbors is met.

                                   ARTICLE 12.
                              ADMISSION OF PARTNERS

Section 12.1 Admission of Successor General Partner

                  A successor to all of the General Partner's General Partner Interest pursuant to Section 11.2 who is proposed to be admitted as a successor General Partner shall be admitted to the Partnership as the General Partner, effective upon such transfer. Any such transferee shall carry on the business of the Partnership without dissolution. In each case, the admission shall be subject to the successor General Partner executing and delivering to the Partnership an acceptance of all of the terms and conditions of this Agreement and such other documents or instruments as may be required to effect the admission. In the case of such admission on any day other than the first day of a Partnership Year, all items attributable to the General Partner Interest for such Partnership Year shall be allocated between the transferring General Partner and such successor as provided in Article 11.

Section 12.2 Admission of Additional Limited Partners

         A. After the admission to the Partnership of the initial Limited Partners on the date hereof, a Person who makes a Capital Contribution to the Partnership in accordance with this Agreement shall be admitted to the Partnership as an Additional Limited Partner only upon furnishing to the General Partner (i) evidence of acceptance in form satisfactory to the General Partner of all of the terms and conditions of this Agreement, including, without limitation, the power of attorney granted in Section 2.4 and (ii) such other documents or instruments as may be required in the discretion of the General Partner in order to effect such Person's admission as an Additional Limited Partner.

         B. Notwithstanding anything to the contrary in this Section 12.2, no Person shall be admitted as an Additional Limited Partner without the consent of the General Partner, which consent may be given or withheld in the General Partner's sole and absolute discretion. The admission of any Person as an Additional Limited Partner shall become effective on the date upon which the name of such Person is recorded on the books and records of the Partnership, following the receipt of the Capital Contribution in respect of such Limited Partner and the consent of the General Partner to such admission. If any Additional Limited Partner is admitted to the Partnership on any day other than the first day of a Partnership Year, then Net Income, Net Losses, each item thereof and all other items allocable among Partners and Assignees for such Partnership Year shall be allocated among such Limited Partner and all other Partners and Assignees by taking into account their varying interests during the Partnership Year using a method selected by the General Partner that is in accordance with Section 706(d) of the Code. All distributions of Available Cash with respect to which the Partnership Record Date is before the date of such admission shall be made solely to Partners and Assignees other than the Additional Limited Partner (other than in its capacity as an Assignee) and, except as otherwise agreed to by the Additional Limited Partners and the General Partner, all distributions of Available Cash thereafter shall be made to all Partners and Assignees including such Additional Limited Partner.

Section 12.3 Amendment of Agreement and Certificate of Limited Partnership

                  For the admission to the Partnership of any Partner, the General Partner shall take all steps necessary and appropriate under the Act to amend the records of the Partnership and, if necessary, to prepare as soon as practical an amendment of this Agreement (including an amendment of Exhibit A) and, if required by law, shall prepare and file an amendment to the Certificate and may for this purpose exercise the power of attorney granted pursuant to
Section 2.4.

                                   ARTICLE 13.
                           DISSOLUTION AND LIQUIDATION

Section 13.1 Dissolution

                  The Partnership shall not be dissolved by the admission of Substituted Limited Partners or Additional Limited Partners or by the admission of a successor General Partner in accordance with the terms of this Agreement. Upon the withdrawal of the General Partner, any successor General Partner (selected as described in Section 13.1.B below) shall continue the business of the Partnership. The Partnership shall dissolve, and its affairs shall be wound up, upon the first to occur of any of the following (each a "Liquidating Event"):

         A.       the expiration of its term as provided in Section 2.5;

         B. an event of withdrawal of the General Partner, as defined in the Act, unless, within 90 days after the withdrawal, all of the remaining Partners agree in writing, in their sole and absolute discretion, to continue the business of the Partnership and to the appointment, effective as of the date of withdrawal, of a substitute General Partner;

         C. subject to compliance with Section 11.2 an election to dissolve the Partnership made by the General Partner, in its sole and absolute discretion;

         D. entry of a decree of judicial dissolution of the Partnership pursuant to the provisions of the Act;

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

         E. any sale or other disposition of all or substantially all of the assets of the Partnership or a related series of transactions that, taken together, result in the sale or other disposition of all or substantially all of the assets of the Partnership;

         F. the Incapacity of the General Partner, unless all of the remaining Partners in their sole and absolute discretion agree in writing to continue the business of the Partnership and to the appointment, effective as of a date prior to the date of such Incapacity, of a substitute General Partner;

         G. the Redemption or exchange for REIT Shares of all Partnership Units (other than those of the General Partner) pursuant to this Agreement; or

         H. a final and non-appealable judgment is entered by a court of competent jurisdiction ruling that the General Partner is bankrupt or insolvent, or a final and non-appealable order for relief is entered by a court with appropriate jurisdiction against the General Partner, in each case under any federal or state bankruptcy or insolvency laws as now or hereafter in effect, unless prior to the entry of such order or judgment all of the remaining Partners agree in writing to continue the business of the Partnership and to the appointment, effective as of a date prior to the date of such order or judgment, of a substitute General Partner.

Section 13.2 Winding Up

         A. Upon the occurrence of a Liquidating Event, the Partnership shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and Partners. No Partner shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Partnership's business and affairs. The General Partner (or, in the event there is no remaining General Partner, any Person elected by a Majority in Interest of the Limited Partners (the "Liquidator")) shall be responsible for overseeing the winding up and dissolution of the Partnership and shall take full account of the Partnership's liabilities and property and the Partnership property shall be liquidated as promptly as is consistent with obtaining the fair value thereof, and the proceeds therefrom (which may, to the extent determined by the General Partner, include shares of stock in the General Partner) shall be applied and distributed in the following order:

                  (1) First, to the payment and discharge of all of the Partnership's debts and liabilities to creditors other than the Partners;

                  (2) Second, to the payment and discharge of all of the Partnership's debts and liabilities to the General Partner;

                  (3) Third, to the payment and discharge of all of the Partnership's debts and liabilities to the other Partners; and

                  (4) The balance, if any, to the General Partner and Limited Partners in accordance with their positive Capital Account balances, determined after taking into account all Capital Account adjustments for all prior periods and the Partnership taxable year during which the liquidation occurs (other than those made as a result of the liquidating distribution set forth in this Section 13.2.A(4)).

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The General Partner shall not receive any additional compensation for any services performed pursuant to this Article 13 other than reimbursement of its expenses as provided in Section 7.4.

         B. Notwithstanding the provisions of Section 13.2.A which require liquidation of the assets of the Partnership, but subject to the order of priorities set forth therein, if prior to or upon dissolution of the Partnership the Liquidator determines that an immediate sale of part or all of the Partnership's assets would be impractical or would cause undue loss to the Partners, the Liquidator may, in its sole and absolute discretion, defer for a reasonable time the liquidation of any assets except those necessary to satisfy liabilities of the Partnership (including to those Partners as creditors) and/or distribute to the Partners, in lieu of cash, as tenants in common and in accordance with the provisions of Section 13.2.A, undivided interests in such Partnership assets as the Liquidator deems not suitable for liquidation. Any such distributions in-kind shall be made only if, in the good faith judgment of the Liquidator, such distributions in-kind are in the best interest of the Partners, and shall be subject to such conditions relating to the disposition and management of such properties as the Liquidator deems reasonable and equitable and to any agreements governing the operation of such properties at such time. The Liquidator shall determine the fair market value of any property distributed in kind using such reasonable method of valuation as it may adopt.

Section 13.3 Capital Contribution Obligation

                  If any Partner has a deficit balance in his or her Capital Account (after giving effect to all contributions, distributions and allocations for the taxable years, including the year during which such liquidation occurs), such Partner shall have no obligation to make any contribution to the capital of the Partnership with respect to such deficit, and such deficit at any time shall not be considered a debt owed to the Partnership or to any other Person for any purpose whatsoever, except to the extent otherwise expressly agreed to by such Partner and the Partnership.

Section 13.4 Compliance with Timing Requirements of Regulations

                  In the discretion of the Liquidator or the General Partner, a pro rata portion of the distributions that would otherwise be made to the General Partner and Limited Partners pursuant to this Article 13 may be:

                  (1) distributed to a trust established for the benefit of the General Partner and Limited Partners for the purposes of liquidating Partnership assets, collecting amounts owed to the Partnership, and paying any contingent or unforeseen liabilities or obligations of the Partnership or of the General Partner arising out of or in connection with the Partnership. The assets of any such trust shall be distributed to the General Partner and Limited Partners from time to time, in the reasonable discretion of the Liquidator or the General Partner, in the same proportions and the amount distributed to such trust by the Partnership would otherwise have been distributed to the General Partner and Limited Partners pursuant to this Agreement; or

                  (2) withheld or escrowed to provide a reasonable reserve for Partnership liabilities (contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed to the Partnership, provided, that such withheld or escrowed amounts shall be distributed to the General Partner and Limited Partners in the manner and priority set forth in Section 13.2.A as soon as practicable.

Section 13.5 Deemed Distribution and Recontribution

                  Notwithstanding any other provision of this Article 13, in the event the Partnership is liquidated within the meaning of Regulations Section 1.704-l(b)(2)(ii)(g) but no Liquidating Event has occurred, the Partnership's property shall not be liquidated, the Partnership's liabilities shall not be paid or discharged, and the Partnership's affairs shall not be wound up. Instead, the Partnership shall be deemed to have contributed all of its assets and liabilities to a new partnership in exchange a for an interest in the new partnership. Immediately thereafter, the Partnership shall be deemed to distribute interests in the new partnership to the General Partner and Limited Partners in proportion to their respective interests in the Partnership in liquidation of the Partnership.

Section 13.6 Rights of Limited Partners

                  Except as otherwise provided in this Agreement, each Limited Partner shall look solely to the assets of the Partnership for the return of his Capital Contribution and shall have no right or power to demand or receive property from the General Partner.

Section 13.7 Notice of Dissolution

                  In the event a Liquidating Event occurs or an event occurs that would, but for provisions of Section 13.1, result in a dissolution of the Partnership, the General Partner shall, within 30 days thereafter, provide written notice thereof to each of the Partners and to all other parties with whom the Partnership regularly conducts business (as determined in the discretion of the General Partner) and shall publish notice thereof in a newspaper of general circulation in each place in which the Partnership regularly conducts business (as determined in the discretion of the General Partner).

Section 13.8 Cancellation of Certificate of Limited Partnership

                  Upon the completion of the liquidation of the Partnership cash and property as provided in Section 13.2, the Partnership shall be terminated and the Certificate and all qualifications of the Partnership as a foreign limited partnership in jurisdictions other than the State of Maryland shall be cancelled and such other actions as may be necessary to terminate the Partnership shall be taken.

Section 13.9 Reasonable Time for Winding-Up

                  A reasonable time shall be allowed for the orderly winding-up of the business and affairs of the Partnership and the liquidation of its assets pursuant to Section 13.2, in order to minimize any losses otherwise attendant upon such winding-up, and the provisions of this Agreement shall remain in effect between the Partners during the period of liquidation.

Section 13.10 Waiver of Partition

                  Each Partner hereby waives any right to partition of the Partnership property.

                                   ARTICLE 14.
                  AMENDMENT OF PARTNERSHIP AGREEMENT; CONSENTS

Section 14.1 Amendments

         A. The actions requiring consent or approval of the Partners or of the Limited Partners pursuant to this Agreement, including Section 7.3, or otherwise pursuant to applicable law, are subject to the procedures in this
Article 14.

         B. Amendments to this Agreement requiring the consent or approval of Limited Partners may be proposed by the General Partner or by Limited Partners holding twenty-five percent (25%) or more of the Partnership Interests held by Limited Partners. The General Partner shall seek the written consent of the Limited Partners on the proposed amendment or shall call a meeting to vote thereon and to transact any other business that it may deem appropriate. For purposes of obtaining a written consent, the General Partner may require a response within a reasonable specified time, but not less than 15 days, and failure to respond in such time period shall constitute a consent which is consistent with the General Partner's recommendation (if so recommended) with respect to the proposal; provided, that, an action shall become effective at such time as requisite consents are received even if prior to such specified time.

Section 14.2 Action by the Partners

         A. Meetings of the Partners may be called by the General Partner and shall be called upon the receipt by the General Partner of a written request by Limited Partners holding twenty-five percent (25%) or more of the Partnership Interests held by Limited Partners. The notice shall state the nature of the business to be transacted. Notice of any such meeting shall be given to all Partners not less than seven days nor more than 30 days prior to the date of such meeting. Partners may vote in person or by proxy at such meeting. Whenever the vote or Consent of the Limited Partners or of the Partners is permitted or required under this Agreement, such vote or Consent may be given at a meeting of Partners or may be given in accordance with the procedure prescribed in Section 14.1.

         B. Any action required or permitted to be taken at a meeting of the Partners may be taken without a meeting if a written consent setting forth the action so taken is signed by the percentage as is expressly required by this Agreement for the action in question. Such consent may be in one instrument or in several instruments, and shall have the same force and effect as a vote of the Percentage Interests of the Partners (expressly required by this Agreement). Such consent shall be filed with the General Partner. An action so taken shall be deemed to have been taken at a meeting held on the effective date so certified.

         C. Each Limited Partner may authorize any Person or Persons to act for him by proxy on all matters in which a Limited Partner is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. Every proxy must be signed by the Limited Partner or his attorney-in-fact. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Limited Partner executing it.

         D. Each meeting of Partners shall be conducted by the General Partner or such other Person as the General Partner may appoint pursuant to such rules for the conduct of the meeting as the General Partner or such other Person deems appropriate.

         E. On matters on which Limited Partners are entitled to vote, each Limited Partner shall have a vote equal to the number of Partnership Units held.

                                   ARTICLE 15.
                               GENERAL PROVISIONS

Section 15.1 Addresses and Notice

                  Any notice, demand, request or report required or permitted to be given or made to a Partner or Assignee under this Agreement shall be in writing and shall be deemed given or made when delivered in person or when sent by first class United States mail or by other means of written communication to the Partner or Assignee at the address set forth in Exhibit A or such other address as the Partners shall notify the General Partner in writing.

Section 15.2 Titles and Captions

                  All article or section titles or captions in this Agreement are for convenience only. They shall not be deemed part of this Agreement and in no way define, limit, extend or describe the scope or intent of any provisions hereof. Except as specifically provided otherwise, references to "Articles" and "Sections" are to Articles and Sections of this Agreement.

Section 15.3 Pronouns and Plurals

                  Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

Section 15.4 Further Action

                  The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

Section 15.5 Binding Effect

                  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

Section 15.6 Creditors

                  Other than as expressly set forth herein with respect to Indemnitees, none of the provisions of this Agreement shall be for the benefit of, or shall be enforceable by, any creditor of the Partnership.

Section 15.7 Waiver

                  No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon any breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

Section 15.8 Counterparts

                  This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Agreement immediately upon affixing its signature hereto.

Section 15.9 Applicable Law

                  This Agreement shall be construed in accordance with and governed by the laws of the State of Maryland, without regard to the principles of conflicts of law.

Section 15.10 Invalidity of Provisions

                  If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

Section 15.11 Entire Agreement

                  This Agreement contains the entire understanding and agreement among the Partners with respect to the subject matter hereof and supersedes any other prior written or oral understandings or agreements among them with respect thereto.

Section 15.12 No Rights as Stockholders

                  Nothing contained in this Agreement shall be construed as conferring upon the holders of Partnership Units any rights whatsoever as stockholders of the General Partner, including without limitation any right to receive dividends or other distributions made to stockholders of the General Partner or to vote or to consent or to receive notice as stockholders in respect of any meeting of stockholders for the election of directors of the General Partner or any other matter.

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Agreement of Limited Partnership as of the date first written above.

                                          MAGUIRE PROPERTIES, L.P.

                                          By: Maguire Properties, Inc.,
                                              a Maryland corporation
                                              Its General Partner

                                              By: /s/ Dallas E. Lucas
                                                  -----------------------------
                                                  Dallas E. Lucas
                                                  Executive Vice President and
                                                  Chief Financial Officer

                                          LIMITED PARTNERS:

                                          /s/ Robert F. Maguire III
                                          -------------------------------------
                                          Robert F. Maguire III

                                          Maguire Partners, Inc.
                                          a California corporation

                                          By: /s/ Robert F. Maguire III
                                             ----------------------------------
                                             Robert F. Maguire III
                                             Title:

                                          Maguire Partners SCS, Inc.
                                          a California corporation

                                          By: /s/ Robert F. Maguire III
                                             ----------------------------------
                                             Robert F. Maguire III
                                             Title:

                                          Maguire Partners BGHS, LLC
                                          a California limited liability company

                                          By: /s/ Robert F. Maguire III
                                             ----------------------------------
                                             Robert F. Maguire III
                                             Title:

         Signature Page to Amended and Restated Agreement of Limited Partnership of Maguire Properties, L.P.

                                        Maguire Partners Pasadena Gen Par, Inc.
                                        a Delaware corporation

                                        By: /s/ Robert F. Maguire III
                                            -----------------------------------
                                            Robert F. Maguire III
                                            Title:

                                        Maguire Partners WFC Holdings, LLC
                                        a Delaware limited liability company

                                        By: /s/ Robert F. Maguire III
                                            -----------------------------------
                                            Robert F. Maguire III
                                            Title:

                                        Maguire Partners-Investments, LLC
                                        a California limited liability company

                                        By: /s/ Robert F. Maguire III
                                            -----------------------------------
                                            Robert F. Maguire III
                                            Title:

                                        Maguire Partners-Master Investments, LLC a California limited liability company

                                        By: Maguire Partners, Inc.
                                        Its: Managing Member

                                        By: /s/ Robert F. Maguire III
                                            -----------------------------------
                                            Robert F. Maguire III
                                            Title:

         Signature Page to Amended and Restated Agreement of Limited Partnership of Maguire Properties, L.P.

                                    Philadelphia Plaza-Phase II
                                    a Pennsylvania general partnership

                                    By:  Maguire Thomas Partners-Commerce
                                         Square II, Ltd., a California
                                         limited partnership
                                    Its: Partner

                                         By:  Thomas Partners Inc., a California
                                              corporation
                                         Its: General Partner

                                              By: /s/James A. Thomas
                                                 ----------------------------
                                                 James A. Thomas
                                                 Title: President

                                     /s/ Daniel F. Gifford
                                     ----------------------------------------
                                     Daniel F. Gifford

                                     /s/ Timothy H. Walker
                                     ----------------------------------------
                                     Timothy H. Walker

                                     /s/ William Thomas Allen
                                     ----------------------------------------
                                     William Thomas Allen

         Signature Page to Amended and Restated Agreement of Limited Partnership of Maguire Properties, L.P.

                                   EXHIBIT A-1
                              (DATED JUNE 27, 2003)

                PARTNERS, CONTRIBUTIONS AND PARTNERSHIP INTERESTS

                                                                AGREED VALUE OF
  NAME AND ADDRESS             GROSS ASSET        CASH            CONTRIBUTED           TOTAL         PARTNERSHIP      PERCENTAGE
     OF PARTNER                   VALUE       CONTRIBUTIONS         PROPERTY*       CONTRIBUTIONS         UNITS         INTEREST
     ----------                   -----       -------------         ---------       -------------         -----         --------
General Partner

Maguire Properties, Inc.                      $693,690,000              -           $693,690,000      36,510,000       72.91619%

Limited Partners

Robert F. Maguire III                                             $30,000,012       $ 30,000,012       1,578,948        3.15341%

Robert F. Maguire III                                             $32,656,250       $ 32,656,250       1,718,750        3.43261%

Robert F. Maguire III                                             $20,000,008       $ 20,000,008       1,052,632        2.10227%

Robert F. Maguire III                                             $ 4,378,778       $  4,378,778         230,462        0.46027%

Maguire Partners, Inc.                                            $ 3,661,527       $  3,661,527         192,712        0.38488%

Maguire Partners SCS, Inc.                                        $     7,710       $      7,710             406        0.00081%

Maguire Partners BGHS, LLC                                        $ 1,883,481       $  1,883,481          99,131        0.19798%

Maguire Partners Pasadena
Gen Par, Inc.                                                     $    86,392       $     86,392           4,547        0.00908%

Bunker Hill Equity, LLC.                                          $ 6,173,327       $  6,173,327         324,912        0.64890%

Maguire Partners WFC
Holdings, LLC                                                     $20,000,008       $ 20,000,008       1,052,632        2.10227%

Maguire Partners WFC
Holdings, LLC                                                     $25,480,843       $ 25,480,843       1,341,097        2.67838%

Maguire Partners-
Investments, LLC                                                  $49,673,960       $ 49,673,960       2,614,419        5.22140%

Maguire Partners - Master
Investments, LLC                                                  $49,422,097       $ 49,422,097       2,601,163        5.19493%

Philadelphia Plaza-Phase II                                       $ 1,150,000       $  1,150,000          60,526        0.12088%

The Daniel and Linda Gifford
Family Trust                                                      $ 5,000,000       $  5,000,000         263,158        0.52557%

Timothy H. Walker                                                 $ 4,000,000       $  4,000,000         210,526        0.42045%

                                                              AGREED VALUE OF
  NAME AND ADDRESS             GROSS ASSET        CASH          CONTRIBUTED           TOTAL         PARTNERSHIP      PERCENTAGE
     OF PARTNER                   VALUE       CONTRIBUTIONS       PROPERTY*       CONTRIBUTIONS         UNITS         INTEREST
     ----------                   -----       -------------       ---------       -------------         -----         --------
William Thomas Allen                                            $ 4,088,116         $ 4,088,116        215,164         0.42972%

* Net of Debt (if any)

                                   EXHIBIT A-2
                              (DATED JUNE 27, 2003)

                PARTNERS, CONTRIBUTIONS AND PARTNERSHIP INTERESTS

                                                              AGREED VALUE OF
      NAME AND ADDRESS        GROSS ASSET       CASH             CONTRIBUTED           TOTAL          PARTNERSHIP     PERCENTAGE
         OF PARTNER              VALUE      CONTRIBUTIONS         PROPERTY*        CONTRIBUTIONS         UNITS         INTEREST
         ----------              -----      -------------         ---------        -------------         -----         --------
General Partner

Maguire Properties, Inc.                    $693,690,000              -            $693,690,000       36,510,000       76.84795%

Limited Partners

Robert F. Maguire III                                            $30,000,012       $ 30,000,012        1,578,948        3.32344%

Robert F. Maguire III                                            $32,656,250       $ 32,656,250        1,718,750        3.61771%

Robert F. Maguire III                                            $20,000,008       $ 20,000,008        1,052,632        2.21563%

Robert F. Maguire III                                            $ 4,378,778       $  4,378,778          230,462        0.48509%

Maguire Partners, Inc.                                           $ 3,661,527       $  3,661,527          192,712        0.40563%

Maguire Partners SCS, Inc.                                       $     7,710       $      7,710              406        0.00085%

Maguire Partners BGHS, LLC                                       $ 1,883,481       $  1,883,481           99,131        0.20866%

Maguire Partners Pasadena
Gen Par, Inc.                                                    $    86,392       $     86,392            4,547        0.00957%

Bunker Hill Equity, LLC.                                         $ 6,173,327       $  6,173,327          324,912        0.68389%

Maguire Partners WFC
Holdings, LLC                                                    $20,000,008       $ 20,000,008        1,052,632        2.21563%

Maguire Partners WFC
Holdings, LLC                                                    $25,480,843       $ 25,480,843        1,341,097        2.82280%

Maguire Partners-
Investments, LLC                                                 $49,422,097       $ 49,422,097        2,601,163        5.47505%

Maguire Partners - Master
Investments, LLC                                                 $ 1,000,000       $  1,000,000           52,632        0.11078%

Thomas Master Investments,
LLC                                                              $ 1,150,000       $  1,150,000           60,526        0.12740%

The Daniel and Linda Gifford
Family Trust                                                     $ 5,000,000       $  5,000,000          263,158        0.55391%

Timothy H. Walker                                                $ 4,000,000       $  4,000,000          210,526        0.44312%

William Thomas Allen                                             $ 4,088,116       $  4,088,116          215,164        0.45289%

* Net of Debt (if any)

                                                               AGREED VALUE OF
      NAME AND ADDRESS        GROSS ASSET        CASH            CONTRIBUTED           TOTAL          PARTNERSHIP     PERCENTAGE
         OF PARTNER              VALUE       CONTRIBUTIONS        PROPERTY*        CONTRIBUTIONS         UNITS         INTEREST
         ----------              -----       -------------        ---------        -------------         -----         --------

*Net of Debt (if any)

                                   EXHIBIT A-3
                              (DATED JULY 8, 2003)

                PARTNERS, CONTRIBUTIONS AND PARTNERSHIP INTERESTS

                                                               AGREED VALUE OF
      NAME AND ADDRESS        GROSS ASSET        CASH            CONTRIBUTED           TOTAL          PARTNERSHIP     PERCENTAGE
         OF PARTNER              VALUE       CONTRIBUTIONS        PROPERTY*        CONTRIBUTIONS         UNITS         INTEREST
         ----------              -----       -------------        ---------        -------------         -----         --------
General Partner

Maguire Properties, Inc.                     $693,690,000                 -        $693,690,000        36,510,000      68.90513%

Maguire Properties, Inc.                     $104,053,500                 -        $104,053,500         5,476,500      10.33577%

Limited Partners

Robert F. Maguire III                                           $30,000,012        $ 30,000,012         1,578,948       2.97994%

Robert F. Maguire III                                           $32,656,250        $ 32,656,250         1,718,750       3.24379%

Robert F. Maguire III                                           $20,000,008        $ 20,000,008         1,052,632       1.98663%

Robert F. Maguire III                                           $ 4,378,778        $  4,378,778           230,462       0.43495%

Maguire Partners, Inc.                                          $ 3,661,527        $  3,661,527           192,712       0.36370%

Maguire Partners SCS, Inc.                                      $     7,710        $      7,710               406       0.00077%

Maguire Partners BGHS, LLC                                      $ 1,883,481        $  1,883,481            99,131       0.18709%

Maguire Partners Pasadena
Gen Par, Inc.                                                   $    86,392        $     86,392             4,547       0.00858%

Bunker Hill Equity, LLC.                                        $ 6,173,327        $  6,173,327           324,912       0.61320%

Maguire Partners WFC
Holdings, LLC                                                   $20,000,008        $ 20,000,008         1,052,632       1.98663%

Maguire Partners WFC
Holdings, LLC                                                   $25,480,843        $ 25,480,843         1,341,097       2.53105%

Maguire Partners-
Investments, LLC                                                $49,422,097        $ 49,422,097         2,601,163       4.90916%

Maguire Partners - Master
Investments, LLC                                                $ 1,000,000        $  1,000,000            52,632       0.09933%

Thomas Master Investments,
LLC                                                             $ 1,150,000        $  1,150,000            60,526       0.11423%

                                                               AGREED VALUE OF
      NAME AND ADDRESS        GROSS ASSET        CASH            CONTRIBUTED           TOTAL          PARTNERSHIP     PERCENTAGE
         OF PARTNER              VALUE       CONTRIBUTIONS        PROPERTY*        CONTRIBUTIONS         UNITS         INTEREST
         ----------              -----       -------------        ---------        -------------         -----         --------
The Daniel and Linda
Gifford Family Trust                                            $ 5,000,000        $  5,000,000           263,158       0.49666%

Timothy H. Walker                                               $ 4,000,000        $  4,000,000           210,526       0.39732%

William Thomas Allen                                            $ 4,088,116        $  4,088,116           215,164       0.40608%

* Net of Debt (if any)

                                    EXHIBIT B

                              NOTICE OF REDEMPTION

                  The undersigned hereby irrevocably (i) transfers _____________ Limited Partnership Units in Maguire Properties, L.P. in accordance with the terms of the Limited Partnership Agreement of Maguire Properties, L.P. and the rights of Redemption referred to therein, (ii) surrenders such Limited Partnership Units and all right, title and interest therein, and (iii) directs that the cash (or, if applicable, REIT Shares) deliverable upon Redemption or exchange be delivered to the address specified below, and if applicable, that such REIT Shares be registered or placed in the name(s) and at the address(es) specified below.

Dated:___________________________

      Name of Limited Partner:

                                               _________________________________
                                               (Signature of Limited Partner)

                                               _________________________________
                                               (Street Address)

                                               _________________________________
                                               (City) (State) (Zip Code)

                                               Signature Guaranteed by:

                                               _________________________________

Issue REIT Shares to:

Please insert social security or identifying number:

Name:

                                    EXHIBIT C

                       CONSTRUCTIVE OWNERSHIP DEFINITION

         The term "Constructively Owns" means ownership determined through the application of the constructive ownership rules of Section 318 of the Code, as modified by Section 856(d)(5) of the Code. Generally, these rules provide the following:

         a. an individual is considered as owning the Ownership Interest that is owned, actually or constructively, by or for his spouse, his children, his grandchildren, and his parents;

         b. an Ownership Interest that is owned, actually or constructively, by or for a partnership, limited liability company or estate is considered as owned proportionately by its partners or beneficiaries;

         c. an Ownership Interest that is owned, actually or constructively, by or for a trust is considered as owned by its beneficiaries in proportion to the actuarial interest of such beneficiaries (provided, however, that in the case of a "grantor trust" the Ownership Interest will be considered as owned by the grantors);

         d. if ten (10) percent or more in value of the stock in a corporation is owned, actually or constructively, by or for any person, such person shall be considered as owning the Ownership Interest that is owned, actually or constructively, by or for such corporation in that proportion which the value of the stock which such person so owns bears to the value of all the stock in such corporation;

         e. an Ownership Interest that is owned, actually or constructively, by or for a partner or member which actually or constructively owns a 25% or greater capital interest or profits interest in a partnership or limited liability company, or by or to or for a beneficiary of an estate or trust shall be considered as owned by the partnership, limited liability company, estate, or trust (or, in the case of a grantor trust, the grantors);

         f. if ten (10) percent or more in value of the stock in a corporation is owned, actually or constructively, by or for any person, such corporation shall be considered as owning the Ownership Interest that is owned, actually or constructively, by or for such person;

         g. if any person has an option to acquire an Ownership Interest (including an option to acquire an option or any one of a series of such options), such Ownership Interest shall be considered as owned by such person;

         h. an Ownership Interest that is constructively owned by a person by reason of the application of the rules described in paragraphs (a) through
(g) above shall, for purposes of applying paragraphs (a) through (g), be considered as actually owned by such person provided, however, that (i) an Ownership Interest constructively owned by an individual by reason of paragraph
(a) shall not be considered as owned by him for purposes of again applying paragraph (a) in order to make another the constructive owner of such Ownership Interest, (ii) an Ownership Interest constructively owned by a partnership, estate, trust, or corporation by reason of the application of paragraphs (e) or (f) shall not be considered as owned by it for purposes of applying paragraphs (b), (c), or (d) in order to make another the constructive owner of such Ownership Interest, (iii) if an Ownership Interest may be considered as owned by an individual under paragraphs (a) or
(g), it shall be considered as owned by him under paragraph (g), and (iv) for purposes of the above described rules, an S corporation shall be treated as a partnership and any stockholder of the S corporation shall be treated as a partner of such partnership except that this rule shall not apply for purposes of determining whether stock in the S corporation is constructively owned by any person.

         i. For purposes of the above summary of the constructive ownership rules, the term "Ownership Interest" means the ownership of stock with respect to a corporation and, with respect to any other type of entity, the ownership of an interest in either its assets or net profits.

                                    EXHIBIT D

                      FORM OF PARTNERSHIP UNIT CERTIFICATE

                      CERTIFICATE FOR PARTNERSHIP UNITS OF
                            MAGUIRE PROPERTIES, L.P.

No.______________                                             _____________UNITS

         Maguire Partners, Inc., as the General Partner of Maguire Properties, L.P., a Maryland limited partnership (the "Operating Partnership"), hereby certifies that _________________________________________ is a Limited Partner of
the Operating Partnership whose Partnership Interests therein, as set forth in the Amended and Restated Agreement of Limited Partnership of Maguire Properties, L.P., (the "Partnership Agreement"'), under which the Operating Partnership is existing and as filed in the office of the Maryland State Department of Assessments and Taxation (copies of which are on file at the Operating Partnership's principal office at 555 West Fifth Street, Suite 5000, Los Angeles, California 90013), represent______________units of limited partnership interest in the Operating Partnership.

         THE UNITS REPRESENTED BY THIS CERTIFICATE OR INSTRUMENT MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION COMPLIES WITH THE PROVISIONS OF THE PARTNERSHIP AGREEMENT AS OF JUNE 27,2003 AS IT MAY BE AMENDED FROM TIME TO TIME (A COPY OF WHICH IS ON FILE WITH THE OPERATING PARTNERSHIP). EXCEPT AS OTHERWISE PROVIDED IN SUCH AGREEMENT, THE UNITS EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS THE TRANSFEROR DELIVERS TO THE GENERAL PARTNER AN OPINION OF COUNSEL SATISFACTORY TO THE GENERAL PARTNER, TO THE EFFECT THAT THE PROPOSED SALE, TRANSFER OR OTHER DISPOSITION MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE ACT AND UNDER APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS.

DATED:_________________________

                                                  MAGUIRE PROPERTIES, INC.

                                                  General Partner of
                                                  Maguire Properties, L.P.

ATTEST:

By:___________________________                    By:___________________________

                                    EXHIBIT E

                         SCHEDULE OF PARTNERS' OWNERSHIP
                             WITH RESPECT TO TENANTS

                                      None

                                    EXHIBIT F

                             SCHEDULE OF REIT SHARES
              ACTUALLY OR CONSTRUCTIVELY OWNED BY LIMITED PARTNERS
                OTHER THAN THOSE ACQUIRED PURSUANT TO AN EXCHANGE

                                      None

                                       F-1